THIS LEASE is made the 18th day of June, 2002 and entered into by the Landlord and Tenant named herein who, in consideration of the rents and covenants herein contained, covenant and agree as follows:

                                    ARTICLE 1
                BASIC TERMS, SPECIFIC PROVISIONS and DEFINITIONS

1.01 Basic Terms. The basic terms of this Lease are:

(a)  (i) Landlord:              TONKO REALTY ADVISORS (B.C.) LTD.
                                as Agent of the Owners

     (ii) Address of Landlord:  800 - 688 West Hastings Street
                                Vancouver,  B.C. V6B 1P1
                                Telefax: (604) 684-9122


(b)  (i) Tenant (legal name):   INFOWAVE SOFTWARE, INC.

     (ii) Address of Tenant:    200 - 4664 Lougheed Highway
                                Burnaby, B.C. V5C 5T5
                                Telefax: (604) 473-3699


(c)  Leased Premises:           Suite 200, 4664 Lougheed Highway, Burnaby, B.C.


(d)  Rentable Area of Leased    12,416 square feet of premises designated
     Premises:                  for office use, subject to Section 15.05.


(e)  Initial Term:              Six (6) years commencing on the Commencement
                                Date.


(f)  Commencement Date:         July 1, 2002


(g)  Basic Rent:                Lease Year Per Sq. Ft.  Per Annum     Per Month
                                           Per Annum
                                ---------- -----------  ---------     ---------
                                1-6        $14.00       $173,824.00   $14,485.33


(h)  Permitted  Business:       General office use for the conduct of the
                                Tenant's business and for no other purpose.


(i)  Operating Name of          Infowave Software, Inc.
     Business:


(j)  Security Deposit:          $26,538.42


(k)  Renewal Term:              Three (3) years.


(l)  Allowed Number of          One (1) vehicle per 400 sq. ft. of Rentable Area
     Vehicles:                  divided as follows:  Twenty-nine (29) reserved
                                stalls in the secured parkade and two(2) surface
                                parking  stalls  in  front  of  the  Building,
                                reserved  exclusively  for  the Tenant  between
                                6:30am and  5:30pm,  Monday to Friday,  and
                                random at all other times (if the  Tenant is
                                already  parked in the  stall(s)  before  5:30pm
                                they not  have  to  relocate  the  car(s));
                                however,   the  Landlord  reserves  the right to
                                relocate the two (2) surface parking stalls in front of the Building to the parkade at any time during the Term or any renewal thereof.
                                If available, and if requested by the Tenant, additional parking rights shall be provided on a month to month basis, subject to termination with thirty (30) days' written notice by either party.


(m)  Parking   Rates:           Lease Year      Per Month and Per  Vehicle
                                ----------      --------------------------

                                1               $40.00  (fixed)
                                2-6             Prevailing market rates


The Landlord and Tenant agree to the foregoing basic terms. Each reference in this Lease to any of the Basic Terms shall be construed to include the provisions set forth above as well as all of the additional terms and conditions of the applicable Sections of this Lease where such Basic Terms are more fully set forth.

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1.02 Specific Provisions.  The following provisions (the "Specific  Provisions")
have been agreed upon by the Tenant and the Landlord to add to or modify the standard provisions of the Lease which are those contained in ARTICLES 2 to 16 of this Lease (the "Standard Provisions"). In case of discrepancy, the Specific Provisions will prevail over the Standard Provisions.

(A) Exclusivity. As long as Canon Canada Inc. ("Canon") or a subsidiary or affiliate of Canon is a tenant of the Building, the Tenant shall not assign the Lease or sub-lease all or part of the Leased Premises to any competitor of Canon or of Canon's affiliates or subsidiaries and the Tenant shall not conduct any business in the Leased Premises that would cause the Tenant to become or to be perceived as a competitor of Canon or of Canon's affiliates or subsidiaries. For the purpose of this Lease a competitor of Canon or of Canon's affiliates or subsidiaries is a major supplier, distributor, dealer or manufacturer of cameras and lenses and/or business machines (such as copying and telecopying machines, scanners and printers) of the kind of Ikon, Xerox, Sony and Nikon in 1999. For clarification, suppliers of products and/or services that sell also small amounts, as compared to their total sales, of cameras and lenses or business machines are not deemed to be competitors of Canon or of Canon's affiliates or subsidiaries (for example a marine or outdoor equipment supplier which sells also waterproof binoculars and cameras).

(B) Landlord's Option to Terminate. The Landlord shall be entitled to terminate this Lease and all of the Tenant's other leases of premises in the Building (but not less than all of the Tenant's leases) upon one hundred eighty
     (180) days' prior written notice to the Tenant and upon payment to the Tenant of a termination fee equal to three (3) months of Basic Rent (as defined in each of the Tenant's leases) as full compensation for all costs, damages, nuisance and discomfort which the Tenant my incur or suffer.

(C) Financial Reporting By Tenant. Subject to the execution by the Landlord of a Non-Disclosure Agreement, the Tenant shall provide monthly financial statements to the Landlord until positive Cash Flow has been achieved for two consecutive quarters.

(D) Landlord and Tenant Work. The Landlord shall construct, at its cost, the new corridor required to achieve the configuration outlined in Schedule "A" attached hereto, including the work required to separate the HVAC, sprinkler and electrical systems. The Tenant will construct, at its cost, any work required in the Leased Premises, including any new entry and exit building standard doors from the new corridor that may be required and including, but not limited to, if required, modifications to the distribution of the HVAC, sprinkler and electrical systems. All of the foregoing works shall be completed during the month of June 2002.

(E) Tenant's Option to Surrender. The Tenant shall be entitled to partially surrender this Lease, without penalty, with respect to a maximum of 3,000 square feet of Rentable Area located at the south-east corner of the Leased Premises, under the following circumstances:

     o a replacement tenant is willing to enter into a lease with the Landlord for the surrendered premises at conditions that the Landlord, acting reasonably, considers "at market"; and

     o the replacement tenant offers, in the reasonable opinion of the Landlord, an adequate covenant; and

     o the demising of the Leased Premises required to accommodate the replacement tenant is, in the sole opinion of the Landlord, rational both for the premises being demised out and for the remaining Leased Premises; and

     o the proposed lease term is at least three (3) years unless the replacement tenant is Styrdent Software Inc.

(F) Roof Access. The Tenant shall, throughout the Term of the Lease, have access to the roof for the installation of antennas and dishes, at the Tenant's cost.

(G) Non-Disturbance. The Landlord will use all reasonable efforts not to disturb the Tenant with any future renovations or alterations to the Building.

(H)  Communications   Equipment.   The  Tenant  shall  be  responsible  for  the
     installation and maintenance of its telephones, computers, and special communications equipment.

(I) Subsection (b) of the definition of "Operating Costs", in Section 1.03, is hereby amended as follows:

     (b) shall exclude taxes, debt service, depreciation, [expenses properly chargeable to capital account (except capital expenditures that are made by the Landlord to reduce Operating Costs), - added text] costs of repairing structural defects in the Building and the cost of acquiring new tenants for the Building [(for clarification, the Landlord will not amortize the 1999-2000 rehabilitation project of the building but will capitalize it; that is, the Landlord shall not be entitled to any refund by the Tenant) - added text]; and

(J) The two definitions of "Rentable Area" in Section 1.03 are hereby deleted in their entirety and replaced with the following definition:

     "Rentable Area" in the case of the Leased Premises means the area thereof expressed in square feet as certified by the Landlord's architect, engineer or surveyor in accordance with BOMA Standard (ANSI/BOMA Z65.1-1996).

(K)  Section 4.05 "Taxes" is hereby amended as follows:

          4.05 Taxes. [To pay as additional rent to the Landlord the Tenant's Proportionate Share of any Taxes within 10 days of receipt of notice from the Landlord. - deleted text] If Taxes are not imposed separately on the portion of the Building designated for warehouse use and the portion designated for office use by the taxing authorities, the Landlord, acting reasonably, shall allocate Taxes for the Land and Building to the portion of the Building designated for warehouse use and the portion of the Building designated for office use and the Tenant shall pay its Proportionate Share of such allocated amounts depending upon whether the Leased Premises are designated for office or warehouse use. [Provided however that - deleted text] The Landlord [will - added text] [may - deleted text] estimate in advance at the beginning of each and any Accounting Year of the Term or portion thereof, the annual amount of the Tenant's Proportionate Share of Taxes and request that the Tenant pay and the Tenant shall pay as additional rent 1/12th of such estimated sum monthly in advance concurrently with the payments of Basic Rent pursuant to Article 3 of this Lease. As soon as the actual amount of the Taxes for the Accounting Year becomes known to the Landlord and if the said amount exceeds or is less than the amount estimated by the Landlord by 10% or more, the Landlord shall inform the Tenant and the parties shall make all necessary corrective adjustments immediately. If the difference between the actual amount and the estimated amount of Taxes is less than 10%, the Tenant's Proportionate Share of Taxes shall be adjusted according to Section 4.09.

(L)  Section 4.08 "Other Costs" is hereby amended as follows:

          4.08 Other Costs. To pay as additional rent to the Landlord:

               a) its Proportionate Share of Operating Costs, by monthly installments to be fixed by the Landlord from time to time; and

               b) the Costs of Additional Services (if any) upon demand by the Landlord.

          The Landlord, acting reasonably, shall allocate Operating Costs to Operating Costs for premises designated for warehouse use and to Operating Costs for premises designated for office use, and the Tenant shall pay its Proportionate Share of such costs depending upon whether the Leased Premises are designated for office or warehouse use.

          If the Tenant's business hours are substantially longer than the Normal Business Hours, the Tenant's Proportionate Share of Operating Costs shall be adjusted to reflect the additional services, supplies and maintenance required as a consequence of the longer business hours.

          [If the Tenant elects to operate substantially 24 hours per day, for any significant amount of days per year, in order to reflect the consequent increase of services, supplies and maintenance caused by the Tenant's continuous operation and with reference to the Operating Expense Accounts Schedule attached as Schedule "E" hereto, the Tenant's Proportionate Share of:

               o all accounts for repairs and maintenance ("R&M") (except roof, snow removal and landscaping),

               o    25% of all accounts for Wage and Other Recoveries,

               o    all accounts for Miscellaneous items,

               o    all accounts for Electricity, Gas and Water consumption and

               o    all accounts for Waste Removal

          will be increased by a multiplier that at the commencement of the Initial Term has been set by the Landlord and the Tenant at 120% based on the assumption that the Tenant will operate 24 hours per day on 30 business days per year and will operate 10 hours per day on 30 weekend days per year.

          At any time during the duration of the Term, the Tenant or the Landlord can require that the above described multiplier be reviewed. In this case the Tenant and the Landlord shall negotiate a modification of the multiplier such that the modified multiplier will properly reflect the additional Operating Costs caused by the after Normal Business Hours operations of the Tenant. If the Tenant and the Landlord are unable to determine a multiplier that is acceptable to both of them within one month from receipt of the notice from the party requiring a review of the modifier, the determination of the multiplier will be referred to a single arbitrator pursuant to the provisions of the Commercial Arbitration Act of British Columbia. The determination made by the arbitrator shall be final and binding upon the Landlord and the Tenant, and their respective successors and assigns. Each party shall pay one-half of the fees and expenses of the arbitrator. The provisions of this Section shall be determined to be a submission to arbitration within the provisions of the Commercial Arbitration Act, as amended from time to time. - added text]

          Wherever, in the Landlord's reasonable opinion, any cost or expense included in Operating Costs properly relates only to a tenant or a group of tenants of the Building, the Landlord may charge such cost or expense directly to such tenant or group of tenants. Any cost or expense charged by the Landlord to the Tenant under this section shall be payable by the Tenant upon demand by the Landlord.

(M) Section 4.11 "Net Lease" is amended by adding at the beginning thereof, the following:

          Subject to Section 6.03,

(N)  Section 4.23 "Inspection and Access" is hereby amended as follows:

          4.23 Inspection and Access. To permit the Landlord and persons authorized by the Landlord at any time, [subject to reasonable notice from the Landlord when notice is appropriate under the circumstances,
          - added  text]  to  enter  the  Leased  Premises  for the  purpose  of inspection, maintenance, providing janitor service and window cleaning, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services (including electrical and mechanical rooms and access panels, which the Tenant agrees not to obstruct) or to determine the electric light and power consumption by the Tenant in the Leased Premises. The Tenant shall provide free and unhampered access for the purpose and shall not be entitled to compensation for any inconvenience, nuisance or discomfort, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

(O) Section 4.24 "Showing Leased Premises" is amended by adding, after the first sentence, the following:

          The Landlord will keep these showings to a maximum of seven (7) visits per week, each with 24 hours notice to the Tenant.

(P) Section 4.25 "Access to the Building Outside Normal Business Hours" is hereby amended as follows:

          4.25 Access to the Building Outside Normal Business Hours. To comply with all regulations set by the Landlord for accessing the Building outside Normal Business Hours and to comply with all the required procedures to operate the electronic security access system. [The Landlord, in case of misuse of the electronic security access system or of a breach of the terms of this Lease, including Rules and Regulations, or of any behaviour which, at the sole discretion of the Landlord, is determined to be unacceptable, by the Tenant or its employees, invitees or others under its control, may limit or prohibit access to the Building by the Tenant outside Normal Business Hours in addition to assessing the Tenant for any damage in accordance to
          Section 6.02(c). - deleted text] The Landlord will supply the Tenant with the number of access cards reasonably required by the Tenant at the commencement of the Initial Term, replacement cards and/or additional cards as reasonably required by the Tenant from time to time. The Landlord will levy a reasonable charge for all cards supplied to the Tenant. The Tenant covenants with the Landlord to promptly inform the Landlord if any of the Tenant's cards are lost or stolen and to return all cards to the Landlord at the end of the Term.

(Q)  Section 4.29 "Covenant to Operate" is hereby amended as follows:

          4.29 Covenant to Operate. [The Tenant shall throughout the Term continually operate, occupy and utilize the entire Leased Premises and conduct its business in accordance with the provisions of this Lease. The Tenant acknowledges that the Landlord is executing this Lease in reliance upon this covenant and that it is a material element inducing the Landlord to execute this Lease. - deleted text] [If - added text] the Tenant shall operate and == conduct its business upon the whole of the Premises[, then the Tenant shall do so - added text] in an up-to-date, first class and reputable manner befitting the character of the Building and shall act diligently and use all proper and reasonable efforts consistent with good business practice. The Tenant agrees not to make any material change in the nature or character of the business carried on by the Tenant in or from the Leased Premises or in the quality of goods and services offered by the Tenant in or from the Leased Premises without the written consent of the Landlord[, which consent shall not be unreasonably withheld. - added text]

(R)  Section 4.30 "New Indemnity" is hereby deleted in its entirety.

(S)  Sections 4.32 to 4.35, inclusive, are hereby amended as follows:

          4.32 Compliance with Environmental Laws. To comply at its own expense with all federal, provincial, regional district and municipal laws, regulations, guidelines and bylaws relating to pollution, Hazardous Substances or the protection of the environment with respect to the occupation or use of the Leased Premises [and the - deleted text] [or Tenant's - added text] use of the Common Areas. The Tenant shall take all necessary precautions so as to ensure that the [Land, the
          Building, the - deleted text] Leased Premises and [any areas surrounding - deleted text] the Land [and the Building - added text] do not and are not likely to have Hazardous Substances located thereon or therein as a consequence of the occupation or use of the Leased Premises by the Tenant or of the business carried on in the Leased Premises or of any actions or failures to act by the Tenant its employees, officers, directors, invitees or licensees. The Tenant shall not at any time cause or allow any Hazardous Substances to be generated, created, used, stored, treated, transferred, transported or disposed of on the Land, the Building or the Leased Premises except in compliance with all the laws, after obtaining the prior consent of the Landlord and pursuant to the terms of this Lease. [The Landlord may impose any conditions that it considers reasonably necessary (including the requirement that monies be posted as security - deleted text] [Subject to the foregoing, the Tenant may contract directly with a waste management provider, including providing storing bins - added text] for [the performance of the - deleted text] Tenant's [obligations) to protect the Land, the Building and - deleted text] [waste or recycling products within - added text] the Leased Premises [or, subject to availability of space and the Landlord's approval of location, size and nature of Tenant's waste or recycling products, elsewhere on the Lands. - added text]

          [4.33 Reports. To make, obtain and deliver to the Landlord copies of all reports and studies required by the Landlord and by governmental authorities having jurisdiction regulating the manufacture, use, storage, transportation or disposal of Hazardous Substances by the Tenant. The Tenant shall conform to the procedures adopted by the Landlord from time to time for the management of risks associated with Hazardous Substances, including without limiting the generality of the foregoing, conducting or participating in the conduct of audits of environmental matters to confirm compliance with the requirements of this Lease and all laws, adopting and following reasonable plans for the proper handling and storage of Hazardous Substances, maintaining records of storage and use of Hazardous Substances, notifying the
          Landlord of any changes in storage or handling of Hazardous Substances, and providing to the Landlord all reports as required form time to time. - deleted text]

          [4.34 Audit and - deleted text] Remedial Action. To take any remedial action which the Landlord or any authority requires be taken with regard to Hazardous Substances that are the responsibility of the Tenant and the Tenant shall permit [at reasonable times and upon reasonable notice, - added text] the Landlord, its employees and agents, including its consultant, to have access to the Leased Premises to test the same and comply with the requirements of any authority with respect to Hazardous Substances. The Tenant within 10 days after demand by the Landlord shall pay to the Landlord as additional rent the amount allocated to the Tenant by the Landlord, acting reasonably, [of the costs of the audit and (if the remedial action was in respect of Hazardous Substances the existence of which on or in the Land, the Building or the Leased Premises was caused or contributed to by the Tenant, its officers, directors, employees, invitees or licensees) - deleted text] of any remedial action with respect to such Hazardous Substances[, provided same was not in compliance with Environmental Laws. - added text]

          4.35 Indemnity. To indemnify, defend and save harmless the Landlord from and against any and all costs, damages, losses, liability, fees, penalties and charges incurred by, assessed against or imposed upon the Landlord or its officers, directors, employees or agents (including legal costs) as a result of the Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances and in respect of any contamination of the [Land, the Building, the Leased Premises and any area or areas surrounding the Land - added text] [Leased Premises, the Land or the Building - added text] caused or contributed to by the Tenant, its officers, directors, employees, invitees or licensees.

(T)  Sections  5.08 to 5.12,  inclusive,  are  hereby  added to and form part of
     Article 5, "Landlord's Covenants":

          5.08 Compliance with Environmental Laws. To ensure at the Landlord's sole expense that as of the Commencement Date the Land and the Building comply with all federal, provincial, regional district and municipal laws, regulations, guidelines and bylaws relating to pollution, Hazardous Substances or the protection of the environment. The Landlord shall take all necessary precautions so as to ensure that the Land and Building do not and are not likely to have Hazardous Substances located thereon or therein that affect the Leased Premises or Tenant's use thereof. The Landlord shall not at any time cause or allow any Hazardous Substances to be generated, created, used, stored, treated, transferred, transported or disposed of on the Land, the Building or the Leased Premises except in compliance with all the laws. The Landlord represents and warrants that to the best of its knowledge having made due enquiry: (a) the use, maintenance and operation of the Leased Premises are in compliance with all applicable federal, provincial and municipal environmental laws ("Environmental Laws"); (b) the Landlord has not received any notice of non-compliance with any Environmental Laws with respect to the Land or Building, including the Leased Premises; (c) there are no Hazardous Substances located on or in the Leased Premises and no release of any Hazardous Substances has occurred on or from the Leased Premises; and (d) there are no underground or surface storage tanks or urea formaldehyde foam insulation, asbestos, polychlorinated biphenyls or radioactive substances located on or in the Leased Premises.

          5.09 Remedial Action. To take any remedial action which any authority requires be taken with regard to Hazardous Substances that are the responsibility of the Landlord that affect the Leased Premises or Tenant's use thereof provided such Hazardous Substances were not brought on the Land or Building by the Tenant or any person for whom the Tenant is responsible.

          5.10 Indemnity. To indemnify, defend and save harmless the Tenant from and against any and all costs, damages, losses, liability, fees, penalties and charges incurred by, assessed against or imposed upon the Tenant or its officers, directors, employees or agents (including legal costs) as a result of the Landlord's use, disposal, transportation, generation and/or sale of Hazardous Substances.

          5.11 Survival. That the obligations of the Landlord hereunder related to Hazardous Substances, and all indemnities of the Landlord hereof, shall survive the expiry or earlier termination of this Lease.

          5.12 By-Laws. To comply with all orders issued under any municipal, federal, provincial, sanitary, fire and safety laws, by-laws or regulations pertaining to the Land and Building, except for orders pertaining to matters which are the responsibility of the Tenant under this Lease or other tenants under their leases.

(U)  Section 6.03 "Abatement and Termination" is hereby amended as follows:

          6.03 Abatement and Termination. It is agreed between the Landlord and the Tenant that:

          (a) in the event of damage to the Leased Premises or to the Building and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten days, then:

                    (i) unless the damage was caused by the fault or  negligence of the Tenant or its employees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, [rent - deleted text] [Basic Rent, Operating Costs and Taxes - added text] shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                    (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant, as the case may be (according to the nature of the damage and their respective obligations to repair as provided in Section 6.01 and 6.02) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence; and

          (b) if premises whether of the Tenant or other tenants of the Building comprising in the aggregate half or more of the Rentable Area of the Building, are substantially damaged or destroyed by any cause to the extent [such - deleted text] that in the reasonable opinion of [an independent architect or engineer retained by - added text] the Landlord they cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the [occurrence of such damage or destruction - deleted text] [receipt of the opinion of such architect or engineer - added text], terminate this Lease[, in which event; neither the Landlord nor the Tenant shall be bound to repair as provided in Sections 6.01 and 6.02, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination, and rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under Section 6.03(a) by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in Sections 6.01 and 6.02) shall repair such damage with reasonable diligence. - deleted text]

          [(c) if the Leased Premises are substantially damaged or destroyed by any cause to the extent that in the reasonable opinion of an independent architect or engineer retained by the Landlord they cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, then the Landlord shall provide a copy of such opinion to the Tenant and either the Landlord or the Tenant may at its option, exercisable by written notice to the other party given within 30 days after the receipt of such opinion, terminate this Lease; - added text]

          [(d) in the event of termination of this Lease pursuant to Section 6.03(b) or (c) above, neither the Landlord nor the Tenant shall be bound to repair as provided in Sections 6.01 and 6.02, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination, and rent shall be apportioned and paid to the date upon which such damage or destruction occurred, but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in Sections 6.01 and 6.02) shall repair such damage with reasonable diligence. - added text]

(V)  Section 7.04 "Alteration" is hereby deleted in its entirety.

(W)  Section 8.02 "Assignments and Subletting" is hereby amended as follows:

          8.02 Assignments and Subletting. The Tenant shall not assign, mortgage or otherwise encumber or transfer this Lease or sublet the Leased Premises or any part thereof without having obtained the Landlord's prior written consent, [which consent shall not be unreasonably withheld or delayed. - added text] [The Landlord may withhold its consent arbitrarily to a proposed assignment of this Lease or sublease of the Leased Premises or any part thereof if it elects to exercise its right of termination hereinafter set forth. If such termination right is not exercised, - deleted text] The Landlord covenants not to withhold its consent unreasonably as to any assignee or sublessee who is in satisfactory financial condition, agrees to use the Leased Premises for the purposes and in the manner permitted and specified hereunder, and is otherwise satisfactory to the Landlord. [No - deleted text] Partial assignment shall be permitted [provided the re-demising of the Leased Premises to permit the partial assignment is acceptable to the Landlord acting reasonably. In particular, the Landlord must be satisfied that the suites originated as a consequence of the re-demising, in order to make the assignment possible, can have an effective and reasonable layout and access. - added text]

          The Tenant shall not assign this Lease or sublet the Leased Premises or any part thereof unless:

          a) it shall have received or procured a bona fide written offer to take an assignment or sublease which is not inconsistent with this Lease, and the acceptance of which would not breach any provision of this Lease; and

          b) it shall have first requested and obtained the consent in writing of the Landlord thereto.

          Any request for consent shall be in writing and accompanied by a true copy of the offer, all information available to the Tenant and requested by the Landlord as to the responsibility, financial standing and business of the proposed assignee or subtenant and payment of such amount as the Landlord reasonably requires to reimburse it for its time and expense in considering the request for consent. [Notwithstanding the provisions of subsection (a), within 10 days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant, if the request is to assign this Lease or sublet the Leased Premises, to cancel and terminate this Lease as of a termination date to be stipulated in the notice of termination which shall be not less than 60 days or more than 90 days following the giving of such notice. In such event the Tenant shall surrender the Leased Premises in accordance with such notice of termination and rent and additional rent shall be apportioned and paid to the date of surrender. - deleted text] If such consent shall be given, the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the offer submitted to the Landlord. No assignment or subletting of this Lease shall be effective unless the assignee or sublessee shall execute an assumption agreement on the Landlord's form, prepared at the expense of the Tenant, assuming all the obligations of the Tenant hereunder. The Tenant agrees that any consent to an assignment or subletting of this Lease or Leased Premises shall not thereby release the Tenant of its obligations hereunder. The consent by the Landlord to an assignment or subletting, if granted, shall not constitute a waiver of the necessity for the Tenant to obtain the prior written consent of the Landlord to a subsequent assignment or subletting.

          Without limitation, the Tenant shall for the purpose of this Lease be considered to assign or sublet in any case where it permits the Leased Premises or any portion thereof to be, or the Leased Premises or any portion thereof are, occupied by persons other than the Tenant, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to assignment, subletting, parting with or sharing possession, license or other right, or where any of the foregoing occurs by operation of law.

          [If as a result of any sublease the Tenant receives any rent or other consideration from the sublessee in excess of the Basic Rent and Additional Rent, the Tenant shall pay any such excess to the Landlord forthwith on demand as Additional Rent, provided that the calculation of the excess shall be net of the sum of:

               i) the Tenant's out of pocket costs (such costs including, but not limited to, commissions, attorney's fees, advertising, tenant improvement allowances, rent inducements and free rent) to sublet the Leased Premises; and

               ii) the unamortized value of the leasehold improvements and fixtures installed by the Tenant in the Leased Premises. - added text]

(X) Section 8.03 "Change in Control of Tenant" is hereby deleted in its entirety.

(Y) Section 9.01 "Installation of Fixtures and Improvements" is amended by adding, at the end of the first sentence thereof, the following:

          If the Landlord does not respond to the Tenant's written request to install any Leasehold Improvements or trade fixtures within 5 business days of receipt of such request, the Landlord's consent shall be considered granted.

(Z) Section 9.03 "Removal of Fixtures and Improvements" is hereby amended as follows:

          9.03 Removal of Fixtures and Improvements. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or sooner termination of the Term except that (1) the Tenant may at the end of the Term remove its trade fixtures, (2) the Tenant shall at the end of the Term remove such of its [Leasehold Improvements and - deleted text] trade fixtures as the Landlord shall require to be removed, and (3) the Tenant may remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises or the Building by the installation and removal.

          [For further clarification, the Tenant shall not be required to remove, at the end of the Term, any Leasehold Improvements, the installation of which had obtained the approval of the Landlord. However, should the Lease be terminated for breach of lease by the Tenant, the Landlord shall be entitled to require the Tenant to remove any of its Leasehold Improvements. - added text]


(AA) Article 10 "Insurance and Liability" is hereby amended as follows:

                                   ARTICLE 10
                             INSURANCE AND LIABILITY

          10.01 Landlord's Insurance. The Landlord shall take out and keep in force during the Term insurance with respect to the Building. The insurance to be maintained by the Landlord shall be in respect of perils and in amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonably prudent owners of properties similar to the Building. The perils to be insured against by the Landlord shall include, without limitation, comprehensive general liability, boilers and machinery, fire and extended perils, and losses suffered by the Landlord in its capacity as Landlord through business interruption. [All insurance required to be maintained by the Landlord shall contain a waiver of any right of subrogation against the Tenant. - added text]

          10.02 Tenant's Insurance. The Tenant shall take out and keep in force during the Term:

               (a) comprehensive general public liability (including bodily injury, death and property damage) insurance on an occurrence basis with respect to the business carried on, in or from the Leased Premises and the Tenant's use and occupancy thereof of not less than $2,000,000.00 per occurrence which insurance shall include the Landlord as a named insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured;

               (b) insurance, for the full replacement cost in respect of fire and such other perils, including sprinkler leakage as are from time to time defined in the usual extended coverage endorsement covering the Leasehold Improvements and the Tenant's trade fixtures and the furniture and equipment of the Tenant, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear with respect to insured Leasehold Improvements and provide that any proceeds recoverable in the event of loss to Leasehold Improvements shall be payable to the Landlord, but the Landlord agrees to make available such proceeds toward the repair or replacement of the Leasehold Improvements if this Lease is not terminated pursuant to any other provision hereof; and

               [(c) tenant's fire legal liability insurance in an amount not less than the replacement cost of the Leased Premises. - deleted text]

          All insurance required to be maintained by the Tenant hereunder shall be on terms and with insurers to which the Landlord has no reasonable objection, shall provide that such insurers shall provide to the Landlord 30 days prior written notice of cancellation or material alteration of such terms and shall waive any right of subrogation against the Landlord. The Landlord may require the Tenant to furnish certificates or other evidence acceptable to the Landlord as to the insurance from time to time required to be effected by the Tenant and its renewal or continuation in force.

          10.03 Limitation of Landlord's Liability. The Tenant agrees that the Landlord shall not be liable for any bodily injury or death or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building unless resulting from the willful misconduct or gross negligence [or negligence - added text] of the Landlord, but in no event shall the Landlord be liable:

               (a) for any damage other than Insured Damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the pipes or plumbing works (including sprinklers, if any) thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant;

               [(b) for any act or omission (including theft, malfeasance or negligence) on the part of any contractor from time to time employed by it to perform janitor services, security services, supervision or any other work in or about the Leased Premises of the Building; - deleted text]

               (c) for loss or damage, however caused, to money, securities, negotiable instruments, paper or other valuables of the Tenant;

               [(d) for any damages for personal discomfort or illness resulting from the operation or non-operation of the Building ventilating and/or air conditioning system or of any other equipment or machinery in the Building or on the Land, including but not limited to elevators, or the interruption of any public utility;
               - deleted text]

               (e) for indirect or consequential damages [in excess of the amount covered by the Landlord's insurance policy which shall not be less than $10,000,000.00 during the Term; or - added text]

               (f) for any business interruption [or loss - deleted text] [for which the Tenant is insured. - added text]

               [The Tenant covenants with the Landlord that the Tenant will maintain business interruption insurance, in the broadest available form, for an interruption of at least 180 days and in an amount of coverage that a reasonable and prudent tenant would maintain given the nature of its business. - added text]

          [10.04 Limitation of Tenant's Liability. The Landlord releases the Tenant from all claims or liabilities in respect of any damage which is Insured Damage, to the extent of the cost of repairing such damage, but not from injury, loss or damage which is consequential thereto or which arises therefrom where the Tenant is negligent or otherwise at fault. - deleted text]

          [10.05 Indemnity of Landlord. Except as provided in Section 10.04 the Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease. This indemnity shall survive the expiration or termination of this Lease. - deleted text]

(BB) Section 11.02 "Subordination and Attornment" is amended by adding, at the end thereof, the following:

          Notwithstanding the foregoing, upon refinancing of the project, the Landlord shall obtain a non-disturbance agreement, in the form normally provided by lenders at that time, provided that the Tenant is not in default under the Lease.

(CC) Section 15.02 "Extraneous Agreements" is hereby amended as follows:

          15.02 Extraneous Agreements. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease [and in any outstanding agreement to lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. All terms of such agreement to lease shall remain in full force and effect until fulfilled, except to the extent inconsistent with the provisions of this Lease. In the event of any inconsistency between the terms of any such outstanding agreement to lease and this Lease, the terms of this Lease shall prevail. - deleted text] This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

(DD) Section 16.01 "Renewal" and Section 16.02 "Arbitration" are hereby deleted and replaced with the following:

          16.01 Renewal. The Landlord covenants with the Tenant that if the Tenant has performed on a timely basis and is not in default in the performance of the covenants, provisos and agreements herein on the part of the Tenant to be paid, observed and performed and subject to the condition set out in the last paragraph of this section, the Landlord will at the expiration of the Initial Term (at the cost of the Tenant and upon its written request delivered to the Landlord not later than twelve (12) months before the expiration of the preceding term) grant to the Tenant a renewal lease of the Leased Premises for a renewal term as set out in Section 1.01(k), subject to all the terms and conditions herein contained, except that the renewal lease shall not include this right of renewal and except that the Basic Rent and the Parking Rent for the renewal term shall be as hereinafter specified.

          The Landlord and the Tenant agree that the Basic Rent and the Parking Rent for the renewal term shall be the prevailing annual rent in the open market then being charged for leased premises used for the same purposes as the original Tenant's Leased Premises and parking rights in Burnaby, and shall be determined based on the assumption that the Tenant has already received any signing bonus, improvement allowance, rent free period or other inducement payment that would be commonly received by the Tenant for the Lease in the then current market circumstances, although it is understood and agreed between the Landlord and the Tenant that no such signing bonus, improvement allowance, rent free period or other inducement payment under the Lease shall in fact be payable.

          In calculating the annual Basic Rent for the renewal term, the Landlord and the Tenant agree to take into account that the Leased Premises include any improvements which have been or are hereafter made to the Leased Premises by any person. If by the date 60 days prior to the commencement of the renewal term, the Landlord and Tenant have not agreed as to the amount of such annual Basic Rent, such amount shall be determined by arbitration as provided in Section
          16.02. Until the annual Basic Rent has been determined as herein provided, the Tenant shall continue to pay Basic Rent at the rate payable before such commencement and upon such determination the Landlord and the Tenant shall make the appropriate readjustments. In no event shall the annual Basic Rent for the renewal term be less than the annual Basic Rent charged during the last year of the preceding term.

          16.02 Arbitration. If the Landlord and the Tenant have failed to agree as to the annual Basic Rent and the Parking Rent for the Leased
          Premises payable with respect to the renewal term, when required hereunder, the determination of such annual Basic Rent and Parking Rent shall be referred to a single arbitrator pursuant to the Provisions of the Commercial Arbitration Act of British Columbia. In determining the annual Basic Rent, the arbitrator shall assess the annual Basic Rent on the assumption that the Tenant has already received any signing bonus, improvement allowance, rent free period or other inducement payment that would be commonly received by the Tenant for the Lease in the then current market circumstances, although it is understood and agreed between the Landlord and the Tenant that no such signing bonus, improvement allowance, rent free period or other inducement payment under the Lease shall in fact be payable. In calculating the annual Basic Rent for the renewal term, the arbitrator shall take into account that the Leased Premises include any improvements made prior to the date of the arbitration hearing to the Leased Premises to the extent of any Tenant inducements provided by the Landlord to the Tenant (namely $25.00 per square foot). The determination made by the arbitrator shall be final and binding upon the Landlord and the Tenant, and their respective successors and assigns. Each party shall pay one-half of the fees and expenses of the arbitrator. The provisions of this Section shall be determined to be a submission to arbitration within the provisions of the Commercial Arbitration Act, as amended from time to time.

1.03 Definitions. In this Lease:

"Accounting Year" means each 12-month period commencing January 1 and ending December 31, the whole or part of which period is within the term or any renewal hereof.

"Additional Services" means the services supplied by the Landlord and referred to in Section 7.03 or in any other provision hereof as Additional Services, and any other services which from time to time the Landlord supplies to the Tenant and which are in addition to the services which the Landlord has agreed to supply pursuant to the provisions of this Lease and to like provisions of other leases of the Building and may include janitor and cleaning services in addition to those normally supplied, locksmithing, removal of bulk garbage, picture hanging, special security arrangements, the provision of labour and supervision in connection with bulk deliveries, supervision in connection with the moving of any furniture or equipment and the making of any repairs or alterations and maintenance or other services not normally furnished to tenants generally.

"Building"   means  that  certain  office  and  warehouse   building  and  other
improvements located on the Land and all additions and replacements thereto.

"Common Areas" means all areas of the Building and the Land except the Leased Premises and all the other premises leased or leasable to other tenants.

"Cost of Additional Services" means the Landlord's total cost of providing Additional Services to the Tenant including all amounts paid to independent contractors plus all expenses incurred directly by the Landlord including the cost of labour and materials.

"Hazardous Substances" means those substances which now or at any time during the Term, are a threat or capable of posing a threat to the public health or the environment or which are regulated for such reasons under any laws, regulations, requirements or guidelines of the Province of British Columbia, the Government of Canada or any municipal government;

"Initial Term" means the term of this Lease set forth in Section 1.01 (e).

"Insured Damage" means that part of any damage occurring to the Leased Premises of which the entire cost of repair (or the entire cost of repair other than a deductible amount collectable by the Landlord as part of the Operating Costs) is actually recoverable by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord. Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims as to which the exclusion applies shall be considered to constitute Insured Damage only if the Landlord successfully recovers from the third party.

"Land" means certain parcel(s) of land, situated in Burnaby, British Columbia, legally described as:

                                   Lot 81 "A"
                  except firstly: the west 150 feet, secondly:
               part now road on statutory right of way Plan 4957
                     District Lot 124, Group 1 NWD Plan 3348

"Leased Premises" means that portion of the Building shown in heavy outline on the Plan attached as Schedule "A" hereto. The exterior face of the Building and any space in the Leased Premises used for stairways or passageways to other premises, stacks, shafts, pipes, conduits, ducts or other Building facilities, and heating, electrical, plumbing, air conditioning and other systems serving the Building or parts thereof are expressly excluded from the Leased Premises.

"Leasehold Improvements" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed in the Leased Premises by the Tenant or by the Landlord on behalf of the Tenant, or by other tenants, with the exception of trade fixtures and furniture and equipment not of the nature of a fixture, but shall include all partitions however affixed, doors, hardware, mechanical, electrical and utility installations, plumbing fixtures, closets, built-in cabinets, counters and millwork, floorings, including carpeting, and window coverings.

"Normal Business Hours" means the hours from 8:00 a.m. to 5:30 p.m. Monday to Friday, inclusive, for office tenancies and from 8.00 a.m. to 6.00 p.m. Monday to Saturday, inclusive, for retail tenancies, of each week, holidays excepted, or any such extended periods of hours and days as the Landlord, acting reasonably, may designate from time to time. The Landlord may, at its option, designate from time to time different business hours for retail tenants and, when reasonably required, for other tenants. The Normal Business Hours for the warehouse component of any premises are 24 hours per day of each week including holidays.

"Operating Costs" means the total of all costs and expenses, calculated in accordance with generally accepted accounting principles, without duplication, incurred in the complete maintenance, operation, repair and replacement of the Building and the Land. If in any given period of time less than 100% of the Building is occupied by tenants and the Landlord obtains a reduction in cost or a credit as a result of the Building being less than 100% occupied, the amount of such cost reduction or credit shall be allocated to the Landlord with the intent that the Tenant will be in substantially the same position as if the Building had been 100% occupied.

Operating Costs (without limiting the generality of the foregoing):

(a) shall include (but subject to certain deductions as hereinafter provided) the cost of providing cleaning, and janitorial services, the cost of sweeping, restriping, repairing and replacing parking areas, the cost of maintaining and replanting plants and landscaping, the cost of operating elevators, the cost of heating, cooling and/or ventilating rentable and non-rentable areas, the cost of providing water, electricity (including lighting), and other utilities and services to the Building and the Land, the cost of supervisory and maintenance services, the cost of all repairs and replacements to the Building or other improvements on the Land, the cost of window cleaning, the cost of security and supervision, the cost of all insurance taken out by the Landlord, accounting and auditing costs, the amount of all salaries, wages, fringe benefits and severance payments paid for, or for the benefit of, or on account of, employees engaged in the maintenance, operation, repair, inspection, remediation or replacement of the Building and the Land, amounts paid to independent contractors in connection with such maintenance, operation, repair, inspection or remdiation or replacement, the cost of direct supervision and of management and other indirect expenses to the extent allocable to the maintenance, operation, repair, inspection, remediation or replacement of the Building and the Land, the cost of leasing or purchasing any signs or public address, intercom, background music apparatus, alarm and security access system or centralized communication cables or centralized systems, that the Landlord may add and maintain, from time to time, to and in the Building and the costs of operating, maintaining, repairing or replacing same, the cost to the Landlord of making a capital improvement resulting in the reduction of the Operating Costs provided the annual amortization of such costs of making capital improvements does not exceed the corresponding reduction of Operating Costs, provincial capital taxes allocated by the Landlord to the Building and the Land and calculated as if the Building and the Land were the only asset of the Landlord, all business taxes and other taxes, if any, from time to time payable by the Landlord with respect to the Common Areas, depreciation or amortization as determined by the Landlord of the costs, including repair and replacement, incurred after the original completion of construction of the Building for repairing or replacing all fixtures, equipment and facilities serving the Building or the Common Areas which by their nature require periodic repair or replacement (including, without limitation, the heating, ventilating and air conditioning systems serving the Building) unless such costs are charged fully in the Accounting Year in which they are incurred, interest calculated at 7%, calculated annually for each Accounting Year upon the undepreciated or unamortized portion of the costs referred to immediately above, the cost of any management fees or, at the Landlord's option from time to time, an administration fee to the Landlord equal to the lesser of 5% of the gross rental income of the Building and the prevailing management fee that would be charged to manage a comparable building in Burnaby by an independent professional property management firm, and all other expenses of every nature incurred in connection with the maintenance, operation, repair, inspection, remediation or replacement of the Building and the Land;

(b) shall exclude taxes, debt service, depreciation, costs of repairing structural defects in the Building and the cost of acquiring new tenants for the Building; and

(c) shall exclude the cost of providing to all the leased and/or leasable premises of the Building those services which the Tenant has agreed to pay for or provide directly for the Leased Premises and the cost of supplying to all the leased and/or leasable premises of the Building those utilities which, in the Leased Premises, are metered and paid for directly by the Tenant; all as detailed in Schedule "D" attached hereto (if applicable).

In computing Operating Costs there shall be credited as a deduction the amounts of proceeds of insurance relating to Insured Damage and other damage actually recovered by the Landlord applicable to such damage to the extent that the cost thereof was included therein. Any expenses not directly incurred by the Landlord but which are included in Operating Costs may be reasonably estimated by the Landlord if the Landlord cannot ascertain the actual amount of such expenses from the persons who incurred them. If less than all of the Rentable Area of the Building is occupied during any period for which a computation must be made, any expenses which are related to the level of occupancy will be increased to be equal to the amount of such expenses that would have been incurred had the entire Rentable Area of the Building been occupied, to ensure that the Landlord recovers the full amount of such expenses relating to occupancy from those tenants benefiting therefrom.

"Parking Areas" has the meaning defined in Section 4.37.

"Prime Rate" means the rate of interest charged and published from time to time by the main branch in Vancouver, British Columbia of the Landlord's bank as a reference rate for setting interest rates on commercial loans in Canadian dollars and referred to by such bank as its "prime rate".

"Proportionate Share" means with respect to the portion of the Leased Premises designated for office use, the proportion which the Rentable Area of the Leased Premises designated for office use bears to the Total Rentable Areas of the Building designated for office use, and with respect to the portion of the Leased Premises designated for warehouse use, means the proportion which the Rentable Area of the Leased Premises designated for warehouse use bears to the Total Rentable Area of the Building designated for warehouse use.

"Rentable Area" in the case of a whole floor of the Building means the area expressed in square feet as certified by the Landlord's architect, engineer or surveyor of all areas of the floor and mezzanine (if any) measured from the inside surface of the window glass of the outer Building walls where the glass comprises 50% or more of the wall measured vertically and from the inside surface of the outer building wall where the glass portion of the outer building wall comprises less than 50% of the wall measured vertically, without deduction for columns, wall projections, internal stairs or elevators connecting two or more floors rented by the same tenant or for any other interior construction or equipment or for any doorway areas recessed from the perimeter of the area and shall include a portion of the Service Areas located on other floors that serve the floor as determined by the Landlord, acting reasonably, but shall not include stair shafts and elevator shafts supplied by the Landlord for use in common with other tenants.

"Rentable Area" in the case of part of a floor of the Building means the area expressed in square feet as certified by the Landlord's architect, engineer or surveyor of all the area occupied by the Leased Premises including any mezzanine forming part of the Leased Premises, measured from the inside surface of the window glass of the outer Building walls, where the glass comprises 50% or more of the wall measured vertically, and from the inside surface of the outer building wall where the glass portion of the outer building wall comprises less than 50% of the wall measured vertically. without deduction for columns and projections between the windows, to the centre line of all interior walls separating the Leased Premises from adjoining Service Areas and/or other rentable premises, all without deduction or exclusion for columns, wall projections, internal stairs or elevators connecting two or more floors rented by the same tenant, or for any other interior construction or equipment or for any doorway areas recessed from the lease line designated by the Landlord plus a portion of the Service Areas, wherever located, serving the floor which includes the Leased Premises as determined by the Landlord, acting reasonably.

"Sales Taxes" means all goods and services taxes, sales taxes, value added taxes or any other similar taxes imposed on the Tenant or the Landlord, by any level of government, with respect to rent, additional rent or any other amounts payable by the Tenant to the Landlord under this Lease, whether characterized as a goods and services tax, sales tax, value added tax or otherwise.

"Service Areas" means the areas of the Building that provide services to tenants but which are not included in the area of leased premises of a tenant, including without limitation, main and auxiliary lobbies and elevator lobbies, atrium spaces at the level of the finished floor, concierge areas or security desks, conference rooms, lounges or vending areas, food service facilities, health or fitness centres, day-care facilities, locker or shower facilities, mail rooms, fire control rooms, fully enclosed courtyards outside the exterior walls, building core and service areas such as enclosed mechanical or equipment rooms, corridors, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Leased Premises and other leased or leasable premises, whether such Service Areas are located on the floor on which the Leased Premises are located or elsewhere in the Building or on the Land

"Taxes" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal or otherwise, levied, imposed or assessed against the Building and the Land or upon the Landlord in respect thereof or from time to time levied, imposed or assessed in the future in lieu thereof, including those levied, imposed or assessed for education, schools and local improvements, and including all costs and expenses incurred by the Landlord in good faith in appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) and income or profits taxes upon the income of the Landlord to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or the Land and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined.

"Term" means the Initial Term and any extension or renewal thereof and any period of permitted overholding.

"Total Rentable Area" means, with respect to the portion of the Leased Premises designated for warehouse use, the total Rentable Area of all leased and leasable premises contained in the portion of the Building designed for warehouse use, and with respect to the portion of the Leased Premises designated for office use, the total Rentable Area of all leased and leasable premises contained in the portion of the Building, including mezzanines, designated for office use.

"Utilities" means electricity, oil, gas, power, telephone, water, and all other utilities.

"Valet Parking System" has the meaning defined in Section 4.38.

                               STANDARD PROVISIONS
                               -------------------

                                    ARTICLE 2
                            LEASED PREMISES AND TERM

2.01 Leased Premises. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord leases to the Tenant the Leased Premises specified in Section 1.01(c).

2.02  Initial  Term.  The  Initial  Term of the Lease is the  period  set out in
Section 1.01 (e) and the Initial Term commences on the Commencement Date set out in Section 1.01 (f).

2.03 Possession. If the Landlord is unable to deliver possession of the Leased Premises to the Tenant at the commencement of the Initial Term, the Landlord shall not be liable for damages or loss caused thereby, nor shall this Lease be void or voidable, nor shall the commencement or the expiration date of the Initial Term be changed. In such event the Tenant shall only be liable for the rent, at the rate hereby reserved, once the Landlord is able to deliver possession of the Leased Premises to the Tenant.

2.04 Acceptance of Leased Premises. Taking possession of all or any portion of the Leased Premises by the Tenant shall be conclusive evidence as against the Tenant that the Leased Premises or such portion thereof are in satisfactory condition on the date of taking possession.

2.05 Security Deposit. The Landlord acknowledges receipt of the amount set out in 1.01 (j) to be held by the Landlord as a deposit as security for the payment of rent and performance of the Tenant's obligations under this Lease. If at any time rent or any other amount payable by the Tenant is overdue and unpaid or the Tenant fails to perform any of its obligations under this Lease, the Landlord may, either before or after terminating this Lease, apply the whole or any part of the deposit to the payment of such rent or other amount or to compensate the Landlord for any loss or expense incurred by the Landlord and such application will be without prejudice to the Landlord's right to pursue any other remedy set forth in this Lease. If the whole or any part of the deposit is applied by the Landlord, the Tenant shall forthwith pay to the Landlord a sufficient amount to restore the deposit to the amount specified in Section 1.01 (j) and the Tenant's failure to do so within ten days after demand will constitute a breach of this Lease. If the Tenant promptly pays all rent as it falls due and performs all of its obligations under this Lease, the Landlord will repay the deposit to the Tenant upon the later of termination of this Lease and the repossession of the Leased Premises by the Landlord. The Landlord may deliver and assign the security deposit to any purchaser of the Landlord's interest in the Leased
Premises and thereupon the Landlord will be discharged from any further liability with respect to such deposit.

                                    ARTICLE 3
                                      RENT

3.01 Basic Rent. The Tenant will pay to the Landlord, at such place as the Landlord directs in writing, during the Initial Term in lawful money of Canada, without any set off, abatement, compensation, or deduction whatsoever, the Basic
Rent:

a) for each Lease Year set out in Section 1.01(g), in the amounts per square foot per annum set out in such section multiplied by the Rentable Area of the Leased Premises payable by equal consecutive monthly installments; and

b) for the remainder of the Initial Term (if any), in the amount per square foot equal to the prevailing rate per annum in the open market being charged for the best use of similar premises, with equivalent leasehold improvements, in comparable office/retail buildings in Downtown Vancouver, without deduction for any signing bonus, improvement allowance, rent free period or other inducement payment commonly received by tenants in the then current market circumstances (the "Prevailing Market Rate"), multiplied by the Rentable Area of the Leased Premises payable by equal consecutive monthly installments. The determination of the Prevailing Market Rate shall be made jointly by the Landlord and the Tenant at least three months prior to the first day of the remainder of the Initial Term, failing which it shall be referred to a single arbitrator pursuant to the provisions of the Commercial Arbitration Act of British Columbia. In determining the
     Prevailing Market Rate, --------------------------- the arbitrator shall comply with the above-described criteria. The determination made by the arbitrator shall be final and binding upon the Landlord and the Tenant, and their respective successors and assigns. Each party shall pay one-half of the fees and expenses of the arbitrator. The provisions of this Section shall be determined to be a submission to arbitration within the provisions of the Commercial Arbitration Act, as ---------------------------- amended from time to time. In no event shall the annual Basic Rent for the period referred to in Section 3.01(b) be less than the annual Basic Rent for the last Lease Year of the period specified in Section 3.01(a). Until the Basic Rent has been determined for the period (if any) referred to in this
     Section 3.01(b) as herein provided, the Tenant shall continue to pay the monthly installment of Basic Rent payable before the commencement of such period and upon such determination the Landlord and the Tenant shall make the appropriate readjustments.

The Tenant shall pay each monthly installment in advance on or before the first day of each and every calendar month during the Term, and pay the first installment on or before the day of commencement of the Initial Term. If the Initial Term commences on a day other than the first, or ends on a day other than the last day of a month, the Basic Rent for the fraction of a month shall be calculated at a rate per day equal to 1/365th of the annual Basic Rent.

3.02 Basis of Determining Basic Rent. The annual Basic Rent set out in Section 3.01(a) is calculated on the basis of the Rentable Area of the Leased Premises being approximately the number of square feet set out in Section 1.01 (d) at the rates for each square foot of Rentable Area set out in Section 1.01(g). The annual Basic Rent shall be adjusted in the event that the Rentable Area of the Leased Premises is found to be different than the Rentable Area stated in
Section 1.01 (d) above.

3.03 Post-dated Cheques. If requested by the Landlord from time to time, the Tenant will provide to the Landlord, without prejudice to any other right or remedy of the Landlord, a series of cheques, post-dated to the respective due dates of payments, for the amounts of Basic Rent, Operating Costs and Taxes fixed by the Landlord which are periodically payable under the Lease.

3.04 Waiver of Offset. The Tenant hereby waives and renounces any and all existing and future claims, offsets and compensation against any rent and agrees to pay rent, without deduction, regardless of any claim, offset or compensation which may be asserted by the Tenant or on its behalf.

                                    ARTICLE 4
                               TENANT'S COVENANTS

4.00 Tenant Covenants. The Tenant covenants with the Landlord as follows:

4.01 Rent. To pay rent on the days and in the manner provided.

4.02 Tenant's Taxes. To pay when due all business taxes, license fees and other taxes and charges levied or assessed in respect of the use or occupancy of the Leased Premises by the Tenant or in respect of the equipment, machinery or fixtures, partitions and improvements brought therein by the Tenant or on behalf of the Tenant, or anyone occupying the Leased Premises with the Tenant's consent, whether existing at the date hereof or hereinafter imposed by any governmental authority, including, without limitation, value added tax, business transfer tax, retail sales tax, federal sales tax, goods and services tax, excise taxes or duties, or any tax similar to any of the foregoing, including penalties for late payment thereof, whether payable by the Tenant or the Landlord.

4.03 Tenant's Sales Taxes. To pay the Landlord all Sales Taxes imposed on the Tenant or the Landlord by any level of government with respect to rent, additional rent or any other amounts payable by the Tenant to the Landlord under this Lease, it being the intention of the parties that the Landlord shall be fully reimbursed by the Tenant with respect to any and all Sales Taxes payable or collectable by the Landlord. The amount of such Sales Taxes so payable by the Tenant shall be calculated in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which such Sales Taxes apply are payable to the Landlord under the terms of this Lease or earlier if required by the applicable legislation. Notwithstanding any other provision in this Lease to the contrary, the Sales Taxes payable by the Tenant under this paragraph shall be deemed not to be rent or additional rent, but the Landlord shall have all remedies for and rights of recovery of such Sales Taxes as it has for recovery of rent under this Lease.

4.04 Utilities. To pay (without duplication of any payment made on account of Operating Costs) all rates and charges for all Utilities and other services supplied to or used on the Leased Premises or reasonably attributable to the Tenant or the Tenant's occupation of the Leased Premises and if such rates and charges shall be billed or assessed against the Landlord, the Tenant shall pay such rates and charges to the Landlord upon demand by the Landlord.

4.05 Taxes. To pay as additional rent to the Landlord the Tenant's Proportionate Share of any Taxes within 10 days of receipt of notice from the Landlord. If Taxes are not imposed separately on the portion of the Building designated for warehouse use and the portion designated for office use by the taxing authorities, the Landlord, acting reasonably, shall allocate Taxes for the Land and Building to the portion of the Building designated for warehouse use and the portion of the Building designated for office use and the Tenant shall pay its Proportionate Share of such allocated amounts depending upon whether the Leased Premises are designated for office or warehouse use. Provided however that the Landlord may estimate in advance at the beginning of each and any Accounting Year of the Term or portion thereof, the annual amount of the Tenant's Proportionate Share of Taxes and request that the Tenant pay and the Tenant shall pay as additional rent 1/12th of such estimated sum monthly in advance concurrently with the payments of Basic Rent pursuant to Article 3 of this Lease. As soon as the actual amount of the Taxes for the Accounting Year becomes known to the Landlord and if the said amount exceeds or is less than the amount estimated by the Landlord by 10% or more, the Landlord shall inform the Tenant and the parties shall make all necessary corrective adjustments immediately. If the difference between the actual amount and the estimated amount of Taxes is less than 10%, the Tenant's Proportionate Share of Taxes shall be adjusted according to Section 4.09.

4.06 Increased Taxes. If any Taxes shall be increased by reason of any installation made in or upon or any alteration or improvement made in or to the Leased Premises by the Tenant or by the Landlord on behalf of the Tenant, the Tenant shall pay the amount of any such increase as additional rent.

4.07 Reduction of Taxes. Any expense incurred by the Landlord in obtaining or attempting to obtain a reduction in the amount of tax shall be added to and included in the amount of such Taxes. If the Tenant has paid its Proportionate Share of Taxes and the Landlord has thereafter received a refund of any portion of such Taxes, the Landlord shall make an appropriate refund to the Tenant.

4.08 Other Costs. To pay as additional rent to the Landlord:

     a) its Proportionate Share of Operating Costs, by monthly installments to be fixed by the Landlord from time to time; and

     b)   the Costs of Additional Services (if any) upon demand by the Landlord.

The Landlord, acting reasonably, shall allocate Operating Costs to Operating Costs for premises designated for warehouse use and to Operating Costs for premises designated for office use, and the Tenant shall pay its Proportionate Share of such costs depending upon whether the Leased Premises are designated for office or warehouse use.

If the Tenant's business hours are substantially longer than the Normal Business Hours, the Tenant's Proportionate Share of Operating Costs shall be adjusted to reflect the additional services, supplies and maintenance required as a consequence of the longer business hours.

Wherever, in the Landlord's reasonable opinion, any cost or expense included in Operating Costs properly relates only to a tenant or a group of tenants of the Building, the Landlord may charge such cost or expense directly to such tenant or group of tenants. Any cost or expense charged by the Landlord to the Tenant under this section shall be payable by the Tenant upon demand by the Landlord.

4.09 Adjustments. At the end of each Accounting Year the Landlord shall compute the amount of Operating Costs and Taxes for such Accounting Year and the Tenant's Proportionate Share thereof and the aggregate of monthly payments made by the Tenant during the accounting year pursuant to Sections 4.05 and 4.08 shall be adjusted by the Landlord on the basis of the total amount actually paid or payable by the Tenant for such Accounting Year for Operating Costs and Taxes with any excess or deficiency being payable respectively by the Landlord or the Tenant within 60 days after the end of such Accounting Year notwithstanding that this may fall after the end of the Term of this Lease.

4.10 Sales Tax Exclusion. There shall be excluded from amounts payable by the Tenant under this Lease (and shown separately on statements) all Sales Taxes with respect to the purchase of any goods and services, the cost of which goods and services are included in amounts payable by the Tenant under this Lease, to the extent that the amount of such Sales Taxes is or will be available to be claimed by the Landlord as a credit or refund in determining the Landlord's net tax liability on account of Sales Taxes.

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4.11 Net Lease.  It is the  intention  of the parties that this Lease shall be a completely net lease, and that the Basic Rent payable to the Landlord shall be net to the Landlord, without abatement or offset for any cause whatsoever and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Leased Premises, whether or not herein referred to and whether or not of a kind now existing or within the contemplation of the parties hereto, shall be paid by the Tenant.

4.12 Evidence of Payment. To produce to the Landlord from time to time upon request satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

4.13 Permitted  Use. To use the Leased  Premises only for the purpose set out in
Section 1.01 (h) and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business without the Landlord's prior written approval.

4.14 Waste and Nuisance. Not to commit or permit any waste or injury to the Leased Premises including Leasehold Improvements and trade fixtures therein, any overloading of the floors, any consumption of electricity therein at any time exceeding 4.5 watts per square foot of Rentable Area, or any consumption or use of any utility facility which will exceed or overload the capacity of any such utility, any nuisance or any use or manner of use causing annoyance to other tenants and occupants of the Building.

4.15 Insurance Risks. Not to do, omit to do or permit to be done or omit to be done upon the Leased Premises anything which would cause the Landlord's cost of insurance (whether fire or liability) to be increased or which shall cause any policy of insurance to be subject to cancellation. Without waiving the foregoing prohibition, the Landlord may demand, and the Tenant shall pay to the Landlord upon demand, the amount of any such increase of cost caused by anything so done or omitted to be done.

4.16 Condition. Not to permit the Leased Premises to become untidy, unsightly or hazardous or permit waste or refuse to accumulate therein.

4.17 By-Laws. To comply at its own expense with all municipal, federal, provincial, sanitary, fire and safety laws, by-laws, regulations and requirements pertaining to the Leased Premises, the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant, their operation and use, and the making by the Tenant of any repairs, changes or improvements therein.

4.18 Fire Exit Doors. To permit the Landlord to install any fire exit or other doors in the exterior and demising walls of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, regulation, ordinance, order or regulation referred to in Section 4.17, and not to obstruct any such door.

4.19 Rules and Regulations. To observe, and to cause its employees and others over whom the Tenant can reasonably be expected to exercise control to observe the Rules and Regulations attached as Schedule "B" hereto, and such further and other reasonable rules and regulations and amendments therein as may hereafter be made by the Landlord of which notice in writing shall be given to the Tenant. All such rules and regulations shall be deemed to be incorporated into and form part of this Lease.

4.20 Overholding. That if the Tenant shall continue to occupy the Leased Premises after the expiration or termination of this Lease without any further written agreement and without objection by the Landlord, the Tenant shall be a monthly tenant at a monthly Basic Rent equal to 150% of the Basic Rent payable by the Tenant during the last month prior to the expiration or termination of this Lease and (except as to length of tenancy) on and subject to the terms and conditions of this Lease, including the payment of additional rent.

4.21 Use and Occupancy Prior to Term. If the Tenant for any reason uses or occupies the Leased Premises in any way prior to the commencement of the Term, then during such prior use or occupancy the Tenant shall be a tenant of the Landlord and shall be subject to the terms and conditions of this Lease, including the covenant to pay Basic Rent and additional rent.

4.22 Signs. The Tenant will not paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of:

     a) a standard directory listing in the main lobby of the Building containing only the name of the Tenant, subject to the prior approval of the Landlord as to design, size and location;

     b) if the Leased Premises are located in the portion of the Building designated for office use:

          i) a standard directory listing in the corridor of the floor where the Leased Premises are located containing only the name of the Tenant, and

          ii) a standard entrance door sign installed at or about the entrance door to the Leased Premises containing only the name of the Tenant, subject to receipt, in each case, of the prior written approval of the Landlord as to design, size and location; and

     c)   any other signage specified in Schedule "C" hereto.

The Tenant shall indemnify and save harmless the Landlord from all claims, demands, loss or damage to any person or property arising out of any sign, mast, aerial or other installation, notwithstanding any consent by the Landlord thereto.

All the above signs shall be installed at the cost of the Tenant and shall be maintained and replaced or modified (as required by the Tenant subject to the Landlord's approval) at the Tenant's cost by the sign company selected by the Landlord. The Landlord will collect any such costs as rent.

4.23 Inspection and Access. To permit the Landlord and persons authorized by the Landlord at any time to enter the Leased Premises for the purpose of inspection, testing, maintenance, providing janitor service and window cleaning, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services (including electrical and mechanical rooms and access panels, which the Tenant agrees not to obstruct) or to determine the electric light and power consumption by the Tenant in the Leased Premises. The Tenant shall provide free and unhampered access for the purpose and shall not be entitled to compensation for any inconvenience, nuisance or discomfort, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

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4.24 Showing Leased Premises.  To permit the Landlord and its authorized  agents and employees to show the Leased Premises to prospective purchasers and lenders at any time during or after Normal Business Hours and to prospective tenants during Normal Business Hours of the last six months of any lease term and whenever the Tenant is in arrears of rent for more than 45 days in an amount equal to or in excess of one month Basic Rent. In addition, to permit the Landlord - if the Leased Premises are located at the ground floor on Lougheed Highway or in the portion of the Building designated for warehouse use - to install, during the last six months of any lease term, a sign on the outer wall of the Leased Premises facing the street or in or about one of the Tenant's windows (such sign not to unreasonably reduce visibility through such window) to advertise the Leased Premises for lease.

4.25 Access to the Building Outside Normal Business Hours. To comply with all regulations set by the Landlord for accessing the Building outside Normal Business Hours and to comply with all the required procedures to operate the electronic security access system. The Landlord, in case of misuse of the electronic security access system or of a breach of the terms of this Lease, including Rules and Regulations, or of any behaviour which, at the sole discretion of the Landlord, is determined to be unacceptable, by the Tenant or its employees, invitees or others under its control, may limit or prohibit access to the Building by the Tenant outside Normal Business Hours in addition to assessing the Tenant for any damage in accordance to Section 6.02(c). The Landlord will supply the Tenant with the number of access cards reasonably required by the Tenant at the commencement of the Initial Term, replacement cards and/or additional cards as reasonably required by the Tenant from time to time. The Landlord will levy a reasonable charge for all cards supplied to the Tenant. The Tenant covenants with the Landlord to promptly inform the Landlord if any of the Tenant's cards are lost or stolen and to return all cards to the Landlord at the end of the Term.

4.26 Name of Building. The Tenant shall not refer to the Building by any name other than that designated from time to time by the Landlord and the Tenant may use the name of the Building for its business address and for no other purpose.

4.27 Use of Common Areas. Not to keep or display, except as may be specifically allowed by the Landlord in writing, any merchandise or other thing on or about the Common Areas or otherwise obstruct the Common Areas.

4.28 Operating Name. The Tenant shall carry on business under the operating name set out in Section 1.01 (i), which the Tenant represents and warrants it is entitled to use, and under no other name or style whatsoever unless such other name or style is first approved in writing by the Landlord, such approval not to be unreasonably withheld.

4.29 Covenant to Operate. The Tenant shall throughout the Term continually operate, occupy and utilize the entire Leased Premises and conduct its business in accordance with the provisions of this Lease. The Tenant acknowledges that the Landlord is executing this Lease in reliance upon this covenant and that it is a material element inducing the Landlord to execute this Lease. The Tenant shall operate and conduct its business upon the whole of the Premises in an up-to-date, first class and reputable manner befitting the character of the Building and shall act diligently and use all proper and reasonable efforts consistent with good business practice. The Tenant agrees not to make any material change in the nature or character of the business carried on by the Tenant in or from the Leased Premises or in the quality of goods and services offered by the Tenant in or from the Leased Premises without the written consent of the Landlord.

4.30 New Indemnity. If at any time during the Term, any indemnifier of the Tenant's obligations under this Lease satisfies its obligations to the Landlord under its indemnity agreement with the Landlord, then within 30 days thereafter, the Tenant shall provide a new indemnity on the same terms and conditions as contained in such agreement from a new indemnifier acceptable to the Landlord, acting reasonably.

4.31 Cleaning. Notwithstanding any janitorial service that the Landlord may have agreed to provide to the Leased Premises at certain intervals at the cost of the Tenant, as part of the Operating Costs, the Tenant shall keep the Leased Premises and, without limitation, the inside and outside of all glass, windows and doors of the Leased Premises, and all interior surfaces of the Leased Premises, in a neat, clean and sanitary condition and shall not allow any refuse, garbage or other loose or objectionable or waste material to accumulate in or about the Leased Premises. The Tenant, if no janitorial service to the Leased Premises is provided by the Landlord, shall pay for its own janitorial service. In the event the Tenant fails to clean in accordance with this Section
4.31 upon notice to do so from the Landlord, the Landlord may clean the same and the Tenant shall pay the cost to the Landlord as additional rent.

4.32 Compliance with Environmental Laws. To comply at its own expense with all federal, provincial, regional district and municipal laws, regulations, guidelines and bylaws relating to pollution, Hazardous Substances or the protection of the environment with respect to the occupation or use of the Leased Premises and the use of the Common Areas. The Tenant shall take all necessary precautions so as to ensure that the Land, the Building, the Leased Premises and any areas surrounding the Land do not and are not likely to have Hazardous Substances located thereon or therein as a consequence of the occupation or use of the Leased Premises by the Tenant or of the business carried on in the Leased Premises or of any actions or failures to act by the Tenant its employees, officers, directors, invitees or licensees. The Tenant shall not at any time cause or allow any Hazardous Substances to be generated, created, used, stored, treated, transferred, transported or disposed of on the Land, the Building or the Leased Premises except in compliance with all the laws, after obtaining the prior consent of the Landlord and pursuant to the terms of this Lease. The Landlord may impose any conditions that it considers reasonably necessary (including the requirement that monies be posted as security for the performance of the Tenant's obligations) to protect the Land, the Building and the Leased Premises.

4.33 Reports. To make, obtain and deliver to the Landlord copies of all reports and studies required by the Landlord and by governmental authorities having jurisdiction regulating the manufacture, use, storage, transportation or disposal of Hazardous Substances by the Tenant. The Tenant shall conform to the procedures adopted by the Landlord from time to time for the management of risks associated with Hazardous Substances, including without limiting the generality of the foregoing, conducting or participating in the conduct of audits of environmental matters to confirm compliance with the requirements of this Lease and all laws, adopting and following reasonable plans for the proper handling and storage of Hazardous Substances, maintaining records of storage and use of Hazardous Substances, notifying the Landlord of any changes in storage or handling of Hazardous Substances, and providing to the Landlord all reports as required form time to time.

4.34 Audit and Remedial Action. To take any remedial action which the Landlord or any authority requires be taken with regard to Hazardous Substances that are the responsibility of the Tenant and the Tenant shall permit the Landlord, its employees and agents, including its consultant, to have access to the Leased Premises to test the same and comply with the requirements of any authority with respect to Hazardous Substances. The Tenant within 10 days after demand by the Landlord shall pay to the Landlord as additional rent the amount allocated to the Tenant by the Landlord, acting reasonably, of the costs of the audit and (if the remedial action was in respect of Hazardous Substances the existence of which on or in the Land, the Building or the Leased Premises was caused or contributed to by the Tenant, its officers, directors, employees, invitees or licensees) of any remedial action with respect to such Hazardous Substances.

4.35 Indemnity. To indemnify, defend and save harmless the Landlord from and against any and all costs, damages, losses, liability, fees, penalties and charges incurred by, assessed against or imposed upon the Landlord or its officers, directors, employees or agents (including legal costs) as a result of the Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances and in respect of any contamination of the Land, the Building, the Leased Premises and any area or areas surrounding the Land caused or contributed to by the Tenant, its officers, directors, employees, invitees or licensees.

4.36 Survival. That the obligations of the Tenant hereunder related to Hazardous Substances, and all indemnities of the Tenant hereof, shall survive the expiry or earlier termination of this Lease.

4.37 Parking. To use the parking lot and the multi-storied parkade of the Building, including entrances, ramps and lanes but excluding those portions thereof which constitute any areas allocated to a tenant or licensee on a seasonal or temporary basis (together, the "Parking Areas") only as designated, allocated and regulated by the Landlord. The Landlord may designate certain parking spaces as visitors' parking spaces, and other parking spaces for the exclusive use of certain tenants. During the Term of the Lease the Tenant shall have the right to park the number of vehicles set out in Section 1.01(l) (the "Allowed Number of Vehicles") in the Parking Areas as designated by the Landlord and as directed by the Landlord from time to time and the Tenant's representatives and employees shall park only as directed by the Landlord and shall not be allowed to park in the parking spaces designated for the exclusive use of other tenants or as visitors' parking spaces whether they are rented, metered, coin operated, or free of any charge. The Landlord is entitled to rent, meter or otherwise charge for the use of visitors' parking by the customers of the Building and to remove unauthorised vehicles (including those of the Tenant's representatives and employees) from the Parking Areas at the expense of the owner of the vehicle. The Tenant shall follow all parking regulations set by the Landlord including, but not limited to, maximum parking time allowed (if any), limitations of maximum vehicle size, weight, etc. The Landlord reserves the right to close or restrict by electronic means or otherwise the use of the Parking Areas after Normal Business Hours. Overnight parking in the Parking Areas is prohibited.

The right to use the Parking Areas constitutes a bare license to occupy space for parking purposes only and the Landlord shall have no liability or responsibility for any damage, loss, cost, expense or injury of whatsoever nature suffered or incurred by the Tenant, its servants, representatives, employees, invitees or licensees. In the case a Valet Parking System is adopted as specified in Section 4.38, the only responsibility of the Landlord shall be to ensure that the parking operator carries adequate insurance as required in Sub-section 4.38(a). In consideration for the Landlord granting to the Tenant the license to park its vehicle(s) in the Parking Areas, the Tenant shall pay to the Landlord as rent for each of the Allowed Number of Vehicles on the first day of each month the amounts specified in Section 1.01(m), such amounts to be adjusted annually, by the Landlord acting reasonably, to the prevailing rent in the open market then being charged for parking rights in Burnaby.

4.38 Valet Parking System. The Landlord shall have the right to implement a valet parking system (the "Valet Parking System") for the Parking Areas provided that:

     (a) it shall be operated by a reputable parking operator which shall carry such insurance in respect of its operations as the Landlord, acting reasonably, requires to protect the interest of the Tenant and of its servants, representatives, employees, invitees or licensees; and

     (b)  there   shall  be  no   additional   charge  to  the   Tenant  or  its
          representatives or employees above the amounts set out in Section 1.01(m).

The Tenant will cooperate and will cause its representatives and employees to cooperate with the procedures implemented by the operator of the Valet Parking System, which may include leaving keys to vehicles with the operator so that they may be parked by the operator and moved to other locations within the Parking Areas by the operator. The Landlord will have the right to terminate any Valet Parking System in which event the Tenant will be entitled to park pursuant to Sections 1.01(l) and 4.37 and as directed by the Landlord.

                                    ARTICLE 5
                              LANDLORD'S COVENANTS

5.00 Landlord Covenants. The Landlord covenants with the Tenant as follows:

5.01 Quiet Enjoyment. Subject to the terms of this Lease, if the Tenant pays the rent and observes and performs all the terms, covenants and conditions on the Tenant's part in this Lease contained, the Tenant will quietly hold and enjoy the Leased Premises for the Term without interruption by the Landlord except as permitted by this Lease.

5.02 H.V.A.C. To provide heating, ventilating and, if the Leased Premises are equipped with air conditioning equipment, air conditioning of the Leased Premises to an extent sufficient to maintain a reasonable temperature therein at all times during Normal Business Hours, and during any additional time as the Landlord may decide from time to time, except when prevented from doing so by any cause beyond the Landlord's reasonable control and except during the making of repairs. Should the Landlord be temporarily in default under this Section 5.02, it shall not be liable for indirect or consequential damages or damages for personal discomfort or illness.

5.03 Elevators. To furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto passenger elevator service to the floor where the Leased Premises are located except when the elevators become inoperative for any reason beyond the Landlord's reasonable control or because of repairs or when the elevators become damaged or destroyed, in which case the Landlord shall have a reasonable time within which to repair such damage or replace such elevators and the Landlord shall repair or replace the same as soon as reasonably possible. Should the Landlord be temporarily in default under this
Section 5.03, it shall not be liable for indirect or consequential damages or damages for personal discomfort or illness.

5.04 Use of Common Areas. To permit the Tenant and its employees and invitees to use during Normal Business Hours and, subject to the restrictions set forth in
Section 4.25, outside Normal Business Hours, in common with others entitled thereto, of the common entrances, lobbies, stairways and corridors of the Building giving access to the Leased Premises.

5.05 Washrooms. Unless the Leased Premises are equipped with washroom(s), to permit the Tenant and its employees and invitees in common with others entitled thereto to use the public washrooms in the Building on the floor(s) in which the Leased Premises are situate.

5.06 Maintenance of Common Areas. To cause the elevators, common entrances lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be cleaned or otherwise maintained in keeping with good management practice.

5.07 Janitor Service. If janitorial services to the Leased Premises are provided for by the Landlord, to cause when reasonably necessary, and at reasonable intervals, the vacuuming of all carpets, the sweeping and/or mopping of hard surface floorings, the dusting of desks, tables and other furniture of the Tenant to a height from the floor not to exceed 6'6", the cleaning of both sides of any glazing walls within the Leased Premises and of the interior face of the exterior windows and of the perimeter glazed walls, and the emptying of the Tenant's litter cans and ashtrays. All other janitorial and cleaning services to the Leased Premises as they are required by the Tenant from the Landlord from time to time, or as they become necessary should the Tenant fail to comply with
Section 4.16, shall be provided as Additional Services. The Landlord shall not be responsible for any act of omission or commission on the part of persons employed to perform such work.

                                    ARTICLE 6
                   REPAIR, DAMAGE AND DESTRUCTION, ALTERATIONS

6.01 Landlord's Repairs. The Landlord covenants with the Tenant to keep in a good and reasonable state of repair, and consistent with the general standards of comparable commercial buildings in the City of Burnaby:

     (a) the Building (other than the Leased Premises and premises of other tenants) including the foundation, roof, exterior walls (excluding glass portions thereof), the systems for heating, ventilating, air conditioning and interior climate control, the Common Areas and the systems provided for bringing Utilities to the Leased Premises; and

     (b) the structural members or elements of the Leased Premises.

6.02 Tenant's Repairs. The Tenant covenants with the Landlord:

     (a) to keep in a good and reasonable state of repair and consistent with the general standards of comparable commercial buildings in the City of Burnaby, but subject to Section 6.03(b) the Leased Premises including all Leasehold Improvements, and leasehold improvements installed in the Leased Premises by the Landlord or by previous tenants, and all trade fixtures including all glass portions of exterior and demising walls, but with the exception of structural members or elements of the Leased Premises and defects in construction performed or installations made by the Landlord and Insured Damage therein;

     (b) that the Landlord may enter and view the state of repair, and that the Tenant will repair according to notice in writing, and that the Tenant will leave the Leased Premises in a good and reasonable state of repair, subject always to the exceptions referred to in Section 6.02(a);

     (c) that if any part of the Building including the systems for heating, ventilating, air conditioning and interior climate control and for the provision of utilities becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over which the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be reimbursed to the Landlord promptly upon demand; and

     (d) that in case it shall become necessary or proper at any time from accident or for improving the condition or operation of the elevators, heating, ventilating and air conditioning apparatus, electric lighting, boilers or machinery, or anything pertaining thereto, to omit the operation of the elevators, heating, ventilating and air conditioning apparatus or electric lighting until necessary repairs or improvements shall have been made and completed, the Landlord shall be at liberty to do so without in any manner or respect affecting the obligations of the Tenant under this Lease.

6.03 Abatement and Termination. It is agreed between the Landlord and the Tenant that:

     (a) in the event of damage to the Leased Premises or to the Building and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten days, then:

          (i) unless the damage was caused by the fault or negligence of the Tenant or its employees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, rent shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

          (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant, as the case may be (according to the nature of the damage and their respective obligations to repair as provided in
          Section 6.01 and 6.02) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence; and

     (b) if premises whether of the Tenant or other tenants of the Building comprising in the aggregate half or more of the Rentable Area of the Building, are substantially damaged or destroyed by any cause to the extent such that in the reasonable opinion of the Landlord they cannot be repaired or rebuilt within 180 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in Sections 6.01 and 6.02, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination, and rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under Section 6.03(a) by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in Sections 6.01 and 6.02) shall repair such damage with reasonable diligence.

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6.04 Landlord's  Alterations.  The Landlord  reserves the right to undertake and complete at any time:

     a) any alterations or improvements of the Building that, in the Landlord's opinion, are necessary for, or useful to, the safety, efficiency, modernization, comfort or decor of the Building, including, but not limited to, elevators, plumbing, electrical and mechanical systems, of all or some of the leased premises (including, or not including, the Leased Premises) and/or vacant premises for the purpose of making them suitable for lease. For the purpose of the design and construction of these works and improvements, the Landlord or its contractors may, if necessary, enter into, pass through, and work upon the Leased Premises, and may improve, remodel, alter (including changing the location of entrance doors) and add to the Leased Premises, putting the Tenant to no unnecessary inconvenience; and

     b) the installation and maintenance within the Leased Premises of utility lines, pipes, ducts, vents and conduits to be located above the suspended ceilings of the Leased Premises and/or to run in the interior of framed walls, to serve the Leased Premises or other premises.

By exercising any such rights, the Landlord shall not be deemed to have constructively evicted the Tenant or otherwise to be in breach of this Lease nor shall the Tenant, provided the Landlord does not put the Tenant to any unnecessary inconvenience, be entitled to any abatement of rent or other compensation from the Landlord. Without limiting the generality of the foregoing, the Landlord, in the case of any works, improvements, or installations within the Leased Premises (other than for emergency repair) shall:

     1) give the Tenant reasonable notice inclusive of a description of the work, improvement, or installation to be carried out;

     2)   work after Normal Business Hours whenever reasonably required;

     3)   finish  any  work,   improvement,   or  installation  in  a  good  and
          workmanlike manner; and

     4) leave the affected areas of the Leased Premises clean and in good order.

6.05 Relocation of Leased Premises. The Landlord reserves the right at any time, upon giving the Tenant written notice at least 30 days in advance, to provide the Tenant with other premises (the "New Premises") in the Building in substitution of the Leased Premises (whether or not any part of the Leased Premises form part of the New Premises). The New Premises:

          a)   shall  contain  at least  the same  Rentable  Area of the  Leased
               Premises,

          b) shall have a configuration reasonably similar to that of the Leased Premises, and

          c) shall be improved to equivalent or better standards than the Leased Premises.

The Tenant agrees to move to the New Premises and the Landlord will pay for any reasonable cost of moving the Tenant's property and equipment from the Leased Premises to the New Premises. As full compensation for all other costs, expenses, damages (including disruption and loss of business), nuisance or discomfort which the Tenant may incur or suffer, Basic Rent for the New Premises for the first two months of occupancy will abate.

Upon relocation, the Tenant will surrender the Leased Premises to the Landlord in the condition required by this Lease and this Lease will be deemed to be amended as follows:

          a) by the substitution for the current Schedule "A" of another plan prepared by the Landlord and marked Schedule "A" which shows the New Premises,

          b) by the substitution in Section 1.01(d) of the Rentable Area of the Leased Premises with the Rentable Area of the New Premises, and

          c) by the substitution in Section 1.01(g) of the rate or rates per square foot per annum with new rate(s) determined in a manner that, notwithstanding any possible greater Rentable Area of the New Premises, the annual and monthly Basic Rents shown in such section will not change.

All references in this Lease to the Leased Premises shall be deemed to refer to the New Premises.

If required by the Landlord the Tenant shall execute an agreement prepared by the Landlord providing for the above described amendments.

This Lease, as amended, will continue in force and effect as a lease of the New Premises for the balance of the Term.

                                    ARTICLE 7
                        UTILITIES AND ADDITIONAL SERVICES

7.01 Water and Telephone. The Landlord shall furnish appropriate ducts for bringing telephone services to the Leased Premises and shall provide water to washrooms available for the Tenant's use in common with others entitled thereto.

7.02 Electricity. The Landlord, acting reasonably, shall allocate the cost of light and power supplied to the Building and the cost of cleaning, maintaining, replacing and servicing in all respects all electric lighting fixtures and facilities in the Building to:

     (a)  Electrical  power  consumption  costs  for  premises   designated  for
          warehouse use;

     (b)  Electrical servicing costs for premises designated for warehouse use;

     (c) Electrical power consumption costs for premises designated for office use;

     (d)  Electrical servicing costs for premises designated for office use;

     (e) Electrical power consumption costs and electrical servicing costs for Common Areas allocated to the portion of the Building designated for warehouse use; and

     (f) Electrical power consumption costs and electrical servicing costs for Common Areas allocated to the portion of the Building designated for office use.

If some but not all of the leased and leaseable premises are separately metered, or not occupied, so that there is a reduction in the electrical consumption costs or electrical servicing costs, the amount of such reduction shall be allocated to the Landlord with the intent that the Tenant would be in substantially the same position as if there were no separate meters and the Building was fully occupied. Wherever, in the Landlord's reasonable opinion, any cost or expense included in electrical power consumption costs or electrical servicing costs properly relates only to a tenant or a group of tenants of the Building, the Landlord may charge such cost or expense directly to such tenant or group of tenants. Any cost or expense so charged to the Tenant shall be payable by the Tenant upon demand by the Landlord.

Without duplication, the Tenant shall pay to the Landlord on the date for payment established by the Landlord, the Tenant's Proportionate Share of electrical power consumption costs and electrical servicing costs for the Common Areas allocated to premises designated for either warehouse or office use, or both, depending upon the use designated for the Leased Premises.

If the Leased Premises are not separately metered, the Tenant shall pay to the Landlord on the date for payment established by the Landlord, the Tenant's Proportionate Share of electrical power consumption costs and electrical servicing costs for premises designated for either warehouse or office use, or both, depending upon the use designated for the Leased Premises.

If the Leased Premises are separately metered by the utility company, the Tenant shall pay, on or prior to the due date for payment, directly to the utility company any charges metered to the Leased Premises; if the Leased Premises are separately metered by the Landlord, the Tenant shall pay to the Landlord as additional rent on the first day of each month any charges metered to the Leased Premises and, in either case, the Tenant shall at its own cost, clean, maintain, replace and service the electrical lighting fixtures in the Leased Premises.

7.03     Additional Services.  The Landlord may, by way of Additional Services:

          a) in addition to the janitorial or cleaning services which are normally supplied by the Landlord to the tenants generally, provide any cleaning services to the Leased Premises deemed necessary or appropriate by the Landlord and any additional janitorial or cleaning services required by the Tenant;

          b) move or supervise the moving of furniture or equipment of the Tenant;

          c) carry out or supervise repairs or alterations conducted within the Leased Premises;

          d)   supervise deliveries to and from the Leased Premises; and

          e) if requested by the Tenant, supply or supervise the supply to the Tenant of any other service not normally furnished to tenants generally.

The cost of Additional Services provided to the Tenant shall be paid to the Landlord as additional rent by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord.

7.04 Alteration. Where the Landlord is required by law or a competent authority to make alterations to the Leased Premises, then in each year of the Term after completion of such alterations (but not after the cost thereof has been repaid to the Landlord), the Tenant shall pay to the Landlord 10% of the cost to the Landlord of making such alterations, and if the Landlord is required to make similar alterations to other portions or areas of the Building the cost of so doing shall be reasonably apportioned by the Landlord to each of the premises.

                                    ARTICLE 8
                      LICENSES, ASSIGNMENTS AND SUBLETTING

8.01 Licenses, Etc. The Tenant shall not suffer or permit any part of the Leased Premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under Section 8.02 and the employees of the Tenant and any such permitted subtenant, or suffer or permit any part of the Leased Premises to be used or occupied by any licensee or concessionaire, or suffer or permit any persons to be upon the Leased Premises other than the Tenant, such permitted subtenants and their respective employees, customers and others having lawful business with them.

8.02 Assignments and Subletting. The Tenant shall not assign, mortgage or otherwise encumber or transfer this Lease or sublet the Leased Premises or any part thereof without having obtained the Landlord's prior written consent. The Landlord may withhold its consent arbitrarily to a proposed assignment of this Lease or sublease of the Leased Premises or any part thereof if it elects to exercise its right of termination hereinafter set forth. If such termination right is not exercised, the Landlord covenants not to withhold its consent unreasonably as to any assignee or sublessee who is in satisfactory financial condition, agrees to use the Leased Premises for the purposes and in the manner permitted and specified hereunder, and is otherwise satisfactory to the Landlord. No partial assignment shall be permitted.

The Tenant shall not assign this Lease or sublet the Leased Premises or any part thereof unless:

          a) it shall have received or procured a bona fide written offer to take an assignment or sublease which is not inconsistent with this Lease, and the acceptance of which would not breach any provision of this Lease; and

          b) it shall have first requested and obtained the consent in writing of the Landlord thereto.

Any request for consent shall be in writing and accompanied by a true copy of the offer, all information available to the Tenant and requested by the Landlord as to the responsibility, financial standing and business of the proposed assignee or subtenant and payment of such amount as the Landlord reasonably requires to reimburse it for its time and expense in considering the request for consent. Notwithstanding the provisions of subsection (a), within 10 days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant, if the request is to assign this Lease or sublet the Leased Premises, to cancel and terminate this Lease as of a termination date to be stipulated in the notice of termination which shall be not less than 60 days or more than 90 days following the giving of such notice. In such event the Tenant shall surrender the Leased Premises in accordance with such notice of termination and rent and additional rent shall be apportioned and paid to the date of surrender. If such consent shall be given, the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the offer submitted to the Landlord. No assignment or subletting of this Lease shall be effective unless the assignee or sublessee shall execute an assumption agreement on the Landlord's form, prepared at the expense of the Tenant, assuming all the obligations of the Tenant hereunder. The Tenant agrees that any consent to an assignment or subletting of this Lease or Leased Premises shall not thereby release the Tenant of its obligations hereunder. The consent by the Landlord to an assignment or subletting, if granted, shall not constitute a waiver of the necessity for the Tenant to obtain the prior written consent of the Landlord to a subsequent assignment or subletting.

Without limitation, the Tenant shall for the purpose of this Lease be considered to assign or sublet in any case where it permits the Leased Premises or any portion thereof to be, or the Leased Premises or any portion thereof are, occupied by persons other than the Tenant, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to assignment, subletting, parting with or sharing possession, license or other right, or where any of the foregoing occurs by operation of law.

8.03 Change in Control of Tenant. If the Tenant is a private corporation and if by the sale or other disposition of its shares or securities the control or the beneficial ownership of such corporation is changed at any time during the Term of this Lease, such change shall be deemed to be an assignment of the Lease within the meaning of Section 8.02. If such control or beneficial ownership is changed without the prior written consent of the Landlord, the Landlord may, at its option, treat such change as an event of default and, without limiting the Landlord's other remedies, the Landlord may terminate this Lease upon 60 days notice to the Tenant.

                                    ARTICLE 9
                            FIXTURES AND IMPROVEMENTS

9.01 Installation of Fixtures and Improvements. The Tenant will not install or alter any Leasehold Improvements or trade fixtures in the Leased Premises without the Landlord's prior written approval. All Leasehold Improvements will, upon affixation, become the property of the Landlord without compensation therefor to the Tenant. In installing or altering any Leasehold Improvements or trade fixtures, the Tenant shall obtain all required building and occupancy permits and shall not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings. All work to be performed in the Leased Premises shall be performed by competent contractors and subcontractors of whom the Landlord shall have approved (such approval not to be unreasonably withheld, but provided that the Landlord may require that the Landlord's contractors and subcontractors be engaged for any mechanical or electrical work). All such work shall be subject to inspection by and the reasonable supervision of the Landlord, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord. Should the Landlord supply and install any leasehold improvements for the Tenant at the Tenant's cost, the Tenant shall repay such costs to the Landlord as additional rent.

9.02 Liens and Encumbrances on Fixtures and Improvements. In connection with the installation or alteration of Leasehold Improvements and trade fixtures and all other work or installations made by or for the Tenant in the Leased Premises, the Tenant shall comply with all the provisions of the Builders' Lien Act (British Columbia) and other statutes from time to time applicable thereto and, except as to any hold-back, shall promptly pay all accounts relating thereto. The Tenant will not create any security interest, mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or trade fixtures, permit any such security interest, mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises, or permit any "notice of security interest" or other similar notice to be filed against the Land or this Lease. If any builders' or other lien for work, labour, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such security interest, mortgage, conditional sale agreement or other encumbrance shall attach, or any such notice be filed against the Land or this Lease, the Tenant shall within 20 days after receipt of notice thereof discharge it, and any certificates of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law. If the Tenant does not do so, the Landlord may in addition to all other remedies hereunder avail itself of its remedy under Section 13.01 and may make any payments required to procure the discharge of any such liens or encumbrances. The Landlord shall be entitled to be reimbursed by the Tenant as provided in
Section 13.01, and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defence. This section shall not prevent the Tenant from mortgaging or encumbering its chattels, furniture or equipment not of the nature of fixtures.

9.03 Removal of Fixtures and Improvements. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or sooner termination of the Term except that (1) the Tenant may at the end of the Term remove its trade fixtures,
(2) the Tenant shall at the end of the Term remove such of its Leasehold Improvements and trade fixtures as the Landlord shall require to be removed, and
(3) the Tenant may remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises or the Building by the installation and removal.

                                   ARTICLE 10
                             INSURANCE AND LIABILITY

10.01 Landlord's Insurance. The Landlord shall take out and keep in force during the Term insurance with respect to the Building. The insurance to be maintained by the Landlord shall be in respect of perils and in amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonably prudent owners of properties similar to the Building. The perils to be insured against by the Landlord shall include, without limitation, comprehensive general liability, boilers and machinery, fire and extended perils, and losses suffered by the Landlord in its capacity as Landlord through business interruption.

10.02 Tenant's Insurance. The Tenant shall take out and keep in force during the
Term:

     (a) comprehensive general public liability (including bodily injury, death and property damage) insurance on an occurrence basis with respect to the business carried on, in or from the Leased Premises and the Tenant's use and occupancy thereof of not less than $2,000,000.00 per occurrence which insurance shall include the Landlord as a named insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured;

     (b) insurance, for the full replacement cost in respect of fire and such other perils, including sprinkler leakage as are from time to time defined in the usual extended coverage endorsement covering the Leasehold
     Improvements and the Tenant's trade fixtures and the furniture and equipment of the Tenant, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear with respect to insured Leasehold Improvements and provide that any proceeds recoverable in the event of loss to Leasehold Improvements shall be payable to the Landlord, but the Landlord agrees to make available such proceeds toward the repair or replacement of the Leasehold Improvements if this Lease is not terminated pursuant to any other provision hereof; and

     (c) tenant's fire legal liability insurance in an amount not less than the replacement cost of the Leased Premises.

     All insurance required to be maintained by the Tenant hereunder shall be on terms and with insurers to which the Landlord has no reasonable objection, shall provide that such insurers shall provide to the Landlord 30 days prior written notice of cancellation or material alteration of such terms and shall waive any right of subrogation against the Landlord. The Landlord may require the Tenant to furnish certificates or other evidence acceptable to the Landlord as to the insurance from time to time required to be effected by the Tenant and its renewal or continuation in force.

10.03 Limitation of Landlord's Liability. The Tenant agrees that the Landlord shall not be liable for any bodily injury or death or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building unless resulting from the willful misconduct or gross negligence of the Landlord, but in no event shall the Landlord be liable:

     (a) for any damage other than Insured Damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the pipes or plumbing works (including sprinklers, if any) thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant;

     (b) for any act or omission (including theft, malfeasance or negligence) on the part of any contractor from time to time employed by it to perform janitor services, security services, supervision or any other work in or about the Leased Premises of the Building;

     (c) for loss or damage, however caused, to money, securities, negotiable instruments, paper or other valuables of the Tenant;

     (d) for any damages for personal discomfort or illness resulting from the operation or non-operation of the Building ventilating and/or air conditioning system or of any other equipment or machinery in the Building or on the Land, including but not limited to elevators, or the interruption of any public utility;

     (e) for any business interruption or loss; or

     (f) for indirect or consequential damages.

10.04 Limitation of Tenant's Liability. The Landlord releases the Tenant from all claims or liabilities in respect of any damage which is Insured Damage, to the extent of the cost of repairing such damage, but not from injury, loss or damage which is consequential thereto or which arises therefrom where the Tenant is negligent or otherwise at fault.

10.05 Indemnity of Landlord. Except as provided in Section 10.04 the Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease. This indemnity shall survive the expiration or termination of this Lease.

                                   ARTICLE 11
            SUBORDINATION, ATTORNMENT, REGISTRATION AND CERTIFICATES

11.00 The Tenant agrees with the Landlord that:

11.01 Sale or Financing of Building. The rights of the Landlord under this Lease may be mortgaged, charged, transferred or assigned to a purchaser or to a mortgagee, or trustee for bond holders and in the event of a sale or of default by the Landlord under any mortgage, trust deed or trust indenture and the purchaser, mortgagee or trustee, as the case may be, duly entering into possession of the Building or the Leased Premises, the Tenant agrees to attorn to and become the Tenant of such purchaser, mortgagee or trustee under the terms of this Lease.

11.02 Subordination and Attornment. This Lease and all rights of the Tenant hereunder are subject and subordinate to all mortgages, debentures, trust deeds or trust indentures now or hereafter existing which may now or hereafter affect the Building and to all renewals, modifications, consolidations, replacements and extensions thereof. Whenever requested by any mortgagee (including any trustee under a debenture, trust deed or trust indenture), the Tenant shall attorn to such mortgagee as the tenant upon all the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee an instrument of subordination or attornment, as the case may be, as may be required of it, provided however that such mortgagee or their respective successors or assigns in favour of which such attornment has been made, shall recognize this Lease and the rights of the Tenant hereunder so long as the Tenant shall not be in default in the performance of its obligations under this Lease.

11.03 Registration. The Tenant covenants and agrees with the Landlord not to register this Lease, and that the Landlord is not obliged to deliver this Lease in registrable form.

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


11.04 Certificates. The Tenant agrees with the Landlord that the Tenant shall promptly, whenever requested by the Landlord from time to time, execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee {including any trustee under a trust deed or trust indenture} or intended purchaser designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rental payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

11.05 Assignment by Landlord. If the Landlord sells the Building or a portion thereof containing the Leased Premises or assigns this Lease or any interest of the Landlord hereunder, then to the extent that such purchaser or assignee has assumed the covenants and obligations of the Landlord hereunder, the Landlord shall, without further written agreement, be freed and relieved of liability upon such covenants and obligations.

                                   ARTICLE 12
                  UNAVOIDABLE DELAYS AND ACCEPTANCE OF PAYMENTS

12.01 Unavoidable Delay. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the fulfilment of any obligations hereunder, in respect of the supply or provisions of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of rent or other moneys due) by reason of strikes or work stoppages, or being unable to obtain any material, service, utility or labour required to fulfil such obligations or by reason of any statute, law or regulation or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence, the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned; but nevertheless the Landlord will use its reasonable efforts to maintain services essential to the use and enjoyment of the Leased Premises.

12.02 No Admission. The acceptance of any rent from or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a subtenant, assignee, transferee or otherwise in the place of the Tenant.

12.03 Part Payment. The acceptance by the Landlord of a part payment of any sums required to be paid hereunder shall not constitute a waiver or release of the right of the Landlord to payment in full of such sums.

                                   ARTICLE 13
                   REMEDIES OF LANDLORD'S AND TENANT'S DEFAULT

13.01 Remedying by Landlord, Non-Payment and Interest. In addition to all rights and remedies available to the Landlord in the event of any default hereunder by the Tenant either by any other provisions of this Lease or by statute or the general law the Landlord:

     (a) shall have the right at all times to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due or alleged to be due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, and in such event the Tenant shall pay all expenses of the Landlord in remedying or attempting to remedy such default forthwith upon demand;

     (b) shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provisions of this Lease as in the case of a non-payment of rent; and

     (c) if the Tenant shall fail to pay any rent or other amount from time to time payable by it to the Landlord hereunder promptly when due, shall be entitled, if it shall demand it, to interest thereon at a rate of 5% per annum in excess of the Prime Rate published from time to time.

13.02 Remedies Cumulative. The Landlord may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are intended to be cumulative and not alternative.

13.03 Right of Re-entry on Default or Termination. If and whenever the rent hereby reserved or other sums payable by the Tenant or any part thereof is in arrears, whether lawfully demanded or not, and the Tenant fails to pay such rent or other sums within five business days after the Landlord shall have given to the Tenant notice requiring such payment, or if the Tenant breaches or fails to observe and perform any of the covenants, agreements, provisos, conditions, rules or regulations and other obligations on the part of the Tenant to be kept, observed or performed hereunder, or if this Lease is terminated pursuant to any provisions hereof, or if the Landlord is entitled to terminate this Lease and has given notice terminating it pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into the Leased Premises to repossess and enjoy as of its former estate.

13.04 Termination and Entry. If and whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination.

13.05 Payment of Rent, Etc., on Termination. Upon the giving by the Landlord of a notice in writing terminating this Lease, whether pursuant to this or any other provision of this Lease, this Lease shall terminate, rent and any other payments for which the Tenant is liable under this Lease to the date of such termination, shall be computed, apportioned and paid in full, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may re-enter and take possession of them, all of the foregoing being without prejudice to the Landlord's right to claim damages for losing the benefit of the Lease over its unexpired term.

13.06 Waiver of Distress. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

13.07 Re-Letting, Etc. If the Landlord is entitled to re-enter upon the Leased Premises under any provision of this Lease, then in addition to all other rights it may have, the Landlord shall have the right as agent of the Tenant to enter the Leased Premises and re-let them and as agent of the Tenant for such purpose to make such alterations and repairs as are necessary and hire such real estate agents at such commission and on such terms as the Landlord shall determine. The costs of such alterations and repairs and any commission or inducement required to obtain a tenant on behalf of the Tenant shall be rent payable by the Tenant on demand by the Landlord. The Landlord shall receive the rent from such re-letting as the agent of the Tenant and may take possession of any furniture or other property thereon and sell the same at public or private sale without notice and apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

13.08 Unclaimed Property. If the Tenant, upon termination or earlier expiration of this Lease, leaves the Leased Premises without removing all of the Tenant's chattels and trade fixtures, such chattels and trade fixtures remaining on the Leased Premises shall be deemed to be abandoned and the Landlord may, without notice to the Tenant, either remove the same at the cost of the Tenant or take the same as the Landlord's property without compensation to the Tenant. If the Landlord removes the chattels and trade fixtures at the cost of the Tenant, the Landlord shall provide notice to the Tenant at the last known address of the Tenant that the Tenant may claim the chattels and trade fixtures upon payment of the Landlord's costs of removal and storage provided that the Tenant claims the same within three days of the date of the notice. Three days after the date of the notice the Landlord may dispose of the chattels and trade fixtures if not then claimed by the Tenant. Unless the Landlord has claimed the chattels and trade fixtures as its property, the costs of removal, storage and disposition shall be paid by the Tenant to the Landlord upon demand. If the Landlord stores the chattels and trade fixtures in property of the Landlord, the Tenant shall pay to the Landlord a storage fee equal to 5 cents per day per square foot of Rentable Area occupied by the chattels and trade fixtures.

                                   ARTICLE 14
                            EVENTS TERMINATING LEASE

14.01 Cancellation of Insurance. If any policy of insurance upon the Building from time to time effected by the Landlord shall be either cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, subtenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord fails to take such immediate steps in respect of such use or occupation as will enable the Landlord to reinstate or avoid cancellation of (as the case may be) such policy of insurance, the Landlord may at its option terminate this Lease.

14.02 Bankruptcy, Etc. If the Tenant shall make any assignment for the benefit of creditors, become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors, then in any such case the Landlord may at its option terminate this Lease and thereupon, in addition to the payment by the Tenant of rent and other payments for which the Tenant is liable under this Lease, rent for the current month and the next ensuing three months' rent shall immediately become due and be paid by the Tenant.

14.03 Prohibited Occupancy, Etc. In case, without the written consent of the Landlord, the Leased Premises shall be used by any persons other than the Tenant or its permitted assigns or subtenants or for any purpose other than that for which they were leased, or occupied by any persons whose occupancy is prohibited by this Lease, or if the Leased Premises shall be vacated or abandoned, or remain unoccupied for 15 days or more while capable of being occupied, or if the Term or any of the goods and chattels of the Tenant shall at any time be seized in execution or attachment, or if the Tenant shall make any bulk sale, or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence, then in any such case the Landlord may at its option terminate this Lease and thereupon, in addition to the payment by the Tenant of rent and other payments for which the Tenant is liable under this Lease (if the Landlord has not elected to claim damages for losing the benefit of the Lease over its unexpired term), rent for the current month and the next ensuing three months' rent shall immediately become due and be paid by the Tenant.

                                   ARTICLE 15
                                  MISCELLANEOUS

15.01 Notices. Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either mailed by prepaid registered mail or delivered to the Landlord at the address specified in
Section 1.01 (a) (ii) or telecopied to the Landlord at the fax number specified in such section and if to the Tenant either delivered to the Tenant by leaving it at the Leased Premises or mailed by prepaid registered mail addressed to the Tenant at the Leased Premises or telecopied to the Tenant at the fax number specified in Section 1.01 (b) (ii). Every such notice shall be deemed to have been given when delivered or when telecopied or, if mailed as aforesaid, upon the third day after it was mailed in Canada, provided that, should there be between the time of mailing and receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall only be effective if actually delivered. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada and/or another fax number as the address and fax number to which notices are to be mailed, delivered or telecopied to it. The Tenant may from time to time by notice in writing to the Landlord designate another fax number as the fax number to which notices are to be telecopied to it.

15.02 Extraneous Agreements. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease and in any outstanding agreement to lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. All terms of such agreement to lease shall remain in full force and effect until fulfilled, except to the extent inconsistent with the provisions of this Lease. In the event of any inconsistency between the terms of any such outstanding agreement to lease and this Lease, the terms of this Lease shall prevail. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

15.03 Severability. Should any part of this Lease be held invalid for any reason, such invalidity shall not affect the validity of the remainder which shall continue in force and effect and be construed as if this Lease had been executed without the invalid portion.

15.04 Time of Essence. Time shall be of the essence of this Lease.

15.05 Area Determination. The Rentable Area of any premises (including the Leased Premises) or the Building shall be calculated by the Landlord's architect or surveyor from time to time appointed for the purpose, whose certificate shall be conclusive. The Landlord shall allocate the area of the Service Areas to the Rentable Area of the Leased Premises and to the other leased and leasable premises in the Building so as to result in the Landlord obtaining basic rent as if the whole of the Building had been rented to one tenant, with no deduction from Rentable Area for recessed entrances or alcoves, for columns or projections, lobbies or other areas that are Service Areas.

15.06 Successors and Assigns. This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the heirs, executors and administrators and the permitted successors and assigns of the Tenant. Reference to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenant shall be deemed joint and several.

15.07 Waiver. No condoning, excluding or overlooking by the Landlord or Tenant of any default, breach or non-observance by the Tenant or the Landlord at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's or the Tenant's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord or the Tenant herein in respect of any such continuing or subsequent default or breach and no waiver shall be inferred from or implied by anything done or omitted by the Landlord or the Tenant save only express waiver in writing.

15.08 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the Province of British Columbia. The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements are used in each separate section hereof.

15.09 Captions. The captions of the Table of Contents and the captions appearing in bold letters in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof.

                                   ARTICLE 16
                             RENEWAL AND ARBITRATION

16.01 Renewal. The Landlord covenants with the Tenant that if the Tenant has performed on a timely basis and is not in default in the performance of the covenants, provisos and agreements herein on the part of the Tenant to be paid, observed and performed, the Landlord will at the expiration of the Initial Term (at the cost of the Tenant and upon its written request delivered to the Landlord not later than six months before the expiration of the Initial Term) grant to the Tenant a renewal lease of the Leased Premises for the renewal term set out in Section 1.01(k) (the "Renewal Term") subject to all the terms and conditions herein contained, excepting this right of renewal and excepting that the annual Basic Rent and the Parking Rent for the Renewal Term shall be the prevailing annual rent in the open market then being charged for the best use of similar premises and parking rights in Burnaby and excluding any rent free periods or signing bonus, improvement allowance or other inducement payment for the Initial Term. The Landlord and the Tenant agree that the Basic Rent for the Renewal Term shall be determined based on the assumption that the Tenant has already received any signing bonus, improvement allowance, rent free period or other inducement payment that would be commonly received by the Tenant for the Lease in the then current market circumstances, although it is understood and agreed between the Landlord and the Tenant that no such signing bonus, improvement allowance, rent free period or other inducement payment under the Lease shall in fact be payable. In calculating the annual Basic Rent for the Renewal Term the Landlord and the Tenant agree to take into account that the Leased Premises include any improvements which have been or are hereafter made to the Leased Premises by any person. If by the date 60 days prior to the commencement of the Renewal Term the Landlord and Tenant have not agreed as to the amount of such annual Basic Rent and Parking Rent, such amounts shall be determined by arbitration as provided in Section 16.02. Until the annual Basic Rent and Parking Rent have been determined as herein provided, the Tenant shall continue to pay the Basic Rent and Parking Rent at the rate payable before such commencement and upon such determination the Landlord and the Tenant shall make the appropriate readjustments. In no event shall the annual Basic Rent and the Parking Rent for the Renewal Term be less than the annual Basic Rent and Parking Rent for the final Lease Year of the prior term calculated without rent free periods or other inducements.

16.02 Arbitration. If the Landlord and the Tenant have failed to agree as to the annual Basic Rent for the Leased Premises and as to the Parking Rent payable with respect to any portion of the Initial Term or any renewal term when required hereunder, the determination of such annual Basic Rent and Parking Rent shall be referred to a single arbitrator pursuant to the Provisions of the Commercial Arbitration Act of British Columbia. In determining the annual Basic Rent and Parking Rent, the arbitrator shall assess the annual Basic Rent and Parking Rent on the assumption that the Tenant has already received any signing bonus, improvement allowance, rent free period or other inducement payment that would be commonly received by the Tenant for the Lease in the then current market circumstances, although it is understood and agreed between the Landlord and the Tenant that no such signing bonus, improvement allowance, rent free period or other inducement payment under the Lease shall in fact be payable. In calculating the annual Basic Rent for any portion of the Initial Term or any renewal term, the arbitrator shall take into account that the Leased Premises include any improvements made prior to the date of the arbitration hearing to the Leased Premises by any person. The annual Basic Rent and Parking Rent shall not be less than the annual Basic Rent and Parking Rent for the final Lease Year of the prior term calculated without reference to rent free periods. The determination made by the arbitrator shall be final and binding upon the Landlord and the Tenant, and their respective successors and assigns. Each party shall pay one-half of the fees and expenses of the arbitrator. The provisions of this Section shall be determined to be a submission to arbitration within the provisions of the Commercial Arbitration Act, as amended from time to time.

IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease as of the date first above written.

LANDLORD:       TONKO REALTY ADVISORS (B.C.)  LTD. As Agent of the Owners



                __________________________________
                By: Andrew Altow, General  Manager

TENANT:         INFOWAVE SOFTWARE, INC.


                By:________________________________

                George Reznik, CFO
                -----------------------------------
                Print Name & Position

                              SCHEDULE "A" TO LEASE

                                   FLOOR PLAN


                               [GRAPHIC OMITTED]

                              SCHEDULE "B" TO LEASE

                              RULES AND REGULATIONS


1.   Refuse.

     (a) All trash, rubbish, waste material and other garbage shall be kept in proper receptacles within the Leased Premises until removal.

     (b) In the event the Landlord considers necessary, or otherwise consents to in writing, the placing of the Tenant's garbage outside the Leased Premises, such garbage shall be placed by the Tenant in containers approved by the Landlord but provided at the Tenant's expense and kept at a location designated by the Landlord.

     2.   Use of Leased Premises.

     (a) The Tenant shall not mark, drive nails, screw nor drill into walls, nor in any way deface the glass, ceilings, partitions, floors, wood, stone or iron work. The Tenant shall bear the expense of any breakage, stoppage or damage caused by the Tenant or his servants, agents or employees.

     (b) The doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the halls or other places of the Building, shall not be covered or obstructed.

     (c) The Tenant shall not hang or suspend from any wall or ceiling or roof, or any other part of the Leased Premises or the Building, any equipment, fixtures, signs or displays which are not first authorized by the Landlord.

     (d) The Tenant will use only the Building standard window blinds as determined by the Landlord and will not install or permit to be installed on or adjacent to the windows in the leased Premises any other window covering or shades of any type whatsoever whether or not visible from the outside of the Building, including, without limitation, drapes, curtains, blinds or shades.

     (e) The Tenant shall not use in the Leased Premises any machinery which may cause any noise or jar or tremor to the floors or walls, or which by its weight might injure the floors or walls of the Building.

     (f) The Landlord shall prescribe the maximum weight, size and position of any safes or pieces of heavy equipment used in the Building. All damage done to the Building by putting in or taking out, or maintaining safes or pieces of heavy equipment, shall be repaired at the expense of the Tenant.

     (g) The Tenant shall not move any furniture, equipment or fixtures to or from their premises - if such premises are designated for office or retail use - during Normal Business Hours. The Landlord may authorize in writing an exception to this rule in the case of a Tenant who wishes to move a single piece of furniture, equipment or fixture, and may establish the date and time of delivery or pickup. The Tenant must request permission to move furniture, equipment or fixture in or out of the Leased Premises two business days prior to the move and the Landlord will, at the Tenant's cost, install elevator protections, make the necessary arrangements with the electronic security monitoring station and retain a security guard.

     (h) When a Tenant wishes to move any furniture, equipment or fixtures to or from their premises, it shall give the Landlord two days notice, specifying the desired delivery or pickup time and the quantity of items to be moved. The Landlord will arrange for elevator pads, electronic security bypass and a security guard to attend the move, all at the Tenant's cost. If the move is at the end of the term or if the Tenant is in arrears of rent, the Landlord may require the prepayment by the Tenant of the estimated amount of the above described costs.

3.   Electrical Equipment.

     a) Electric wiring of every kind shall be introduced and connected only as directed by the Landlord, and no boring or cutting for wires will be allowed except with the consent of the Landlord. The location of the telephones, call boxes, etc., shall be prescribed by the Landlord.

     b) If the Tenant requires any electrical equipment which might overload the electrical facilities in the Leased Premises, the Tenant shall submit to the Landlord plans and specifications for works required to install and supply additional electrical facilities or equipment to prevent such overloading, and shall obtain the Landlord's written approval to perform such works, which shall meet all the applicable regulations or requirements of any government or other competent authority, the Association of Insurance Underwriters and the Landlord's insurers, all at the sole cost and expense of the Tenant.

4. Plumbing. No plumbing facilities shall be used for any purpose other than that for which they were designed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision by the Tenant or by any persons for whom the Tenant is responsible shall be borne by the Tenant. No garburators shall be installed by the Tenant without the prior written approval of the Landlord.

5.   Utilities.

     a) The Tenant shall not leave open any doors or windows to the exterior of the Building which would adversely affect the performance of any heating, ventilating or air-conditioning equipment in the Building.

     b) Waste and excessive or unusual use of water or electricity shall not be allowed.

6.   Signs, Advertising, Display Window.

     a) The Tenant shall not erect or install any exterior signs or interior window or door signs or advertising media or window or door lettering or placards without the prior written consent of Landlord.

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     b) The Tenant shall not use any  advertising  media that the Landlord shall deem objectionable to it or to other tenants, such as, without limiting the generality of the foregoing, loudspeakers, phonographs, televisions, public address systems, sound amplifiers, radios, broadcasts or telecasts within the Building in a manner capable of being heard or seen outside the Leased Premises.

     c) The Tenant shall not install any exterior lighting, exterior decorations or build any aerial or mast or make any change to the store front of the Leased Premises, without the prior written consent of the Landlord.

     d) The Tenant shall keep any display windows neatly dressed and, together with any other windows, store fronts and lighted signs in, upon or affixed to the Leased Premises, illuminated during such hours as required by the Landlord.

     e) Any installation requiring the Landlord's consent which has not received such consent shall be subject to immediate removal without notice at the Tenant's cost.

7. Common Areas. Neither the Tenant nor the Tenant's employees and agents shall solicit business in the Common Areas nor distribute any handbills or other advertising matter. The tenants, their employees, servants, agents or patrons shall not loiter in the Common Areas.

8. Notice of Accident, Defects. The Tenant shall give immediate notice to the Landlord in case of fire or accident in the Leased Premises or of defects therein or to any fixtures or equipment thereon.

9. Emergency Contacts. The Tenant shall provide the Landlord with the names, addresses and telephone numbers of two authorized employees of the Tenant who may be contacted by the Landlord in the event of an emergency relative to the Leased Premises.

10. Permits, Licenses. The Tenant alone shall be responsible for obtaining, from the appropriate governmental authority or other regulatory body having jurisdiction, whatever permits, licenses or approvals as may be necessary for the operation of its business.

11. Tenant's Work. Any work to be performed in the Leased Premises by the Tenant or its contractors shall be first approved and then made strictly in accordance with the rules and regulations of the Landlord from time to time in respect of work by the tenants within the Building.

12. Keys, Locks, Security Cards. If the Tenant requires a new lock for any entrance door or interior door of the Leased Premises, new keys for said door(s) or new or replacement electronic entry cards to the Building, it shall require such new or replacement locks, keys or electronic entry cards from the Landlord. The Landlord will immediately process the Tenant's request at the Tenant's cost through the Landlord's locksmith or security contractor. The Tenant shall not change any locks in the Leased Premises nor have the locks in the Leased Premises changed by anybody (except the Landlord) without the Landlord's written consent. Any locks found to have been changed without said consent will be rekeyed at the expense of the Tenant.

13. Animals. Tenants shall not keep or permit to be kept in the Leased Premises any cats, dogs (except guide dogs for the visually or hearing impaired), birds or other pets or any aquariums or fish tanks.

14. Further Rules And Regulations. For the general benefit and welfare of the Building and the tenants therein, the Landlord may amend and supplement these rules and regulations and the same shall be binding on the Tenant. The rules and regulations, as from time to time amended, are not necessarily of uniform application, but may be waived in whole or in part in respect of other tenants without affecting either enforceability with respect to the Tenant and the Leased Premises, and may be waived in whole or in part with respect to the Leased Premises without waiving them as to future application to the Leased Premises, and the imposition of such Rules and Regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement.

In the event the Tenant is in violation of any of the Rules and Regulations herein contained, the Landlord may, in its sole discretion and after giving reasonable notice to the Tenant to cease and desist from said violation, levy an administrative surcharge on the Tenant, which administrative surcharge shall be due and payable by the Tenant upon receipt and collectible by the Landlord as rent.

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                              SCHEDULE "C" TO LEASE

                                PERMITTED SIGNAGE


The Landlord agrees to maintain the name of the Building as "The Infowave Building" on a month-to-month basis and, subject to the bylaws of the City of Burnaby, allow the Tenant to maintain its signage on the north facade of the Building, at the Tenant's cost and in accordance with the outstanding
Comprehensive Sign Plan approved by the City of Burnaby. The foregoing arrangement may be terminated by the Landlord at any time upon fifteen (15) days' prior written notice to the Tenant.



                                       28


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                              SCHEDULE "D" TO LEASE

               OPERATING COSTS EXCLUSIONS (metered premises only)



NOT APPLICABLE
--------------

                              SCHEDULE "E" TO LEASE

                       OPERATING EXPENSE ACCOUNTS SCHEDULE


Bank Charges
Management Fee

Office Expenses
  Office Expenses
  Office Expense - Courier

Audit Fee
Telephone
Insurance
Property Tax Appeal

R&M Building
  R&M Bldg. General
  R&M Painting
  R&M Pest Control
  R&M Roof

R&M Garage
R&M Striping & Sweep.

R&M Cleaning
  R&M Clean. - Tenants
  R&M Clean - Common
  R&M Clean - Windows

R&M Lighting
R&M Plumb. & Heating
R&M HVAC
Elevator
Snow Removal
Landscaping

Wage & Other Recov.
  Bldg. Manager Cost
  Bldg. Mgr. Shared Costs

Security
  Security-Fire Safety
  Security-Data/Phone
  Security-Monit/Locks
  Security-Patrols/Alarm

Miscellaneous
  Misc.-Sanitary Supplies
  Misc.-Operating Costs

Signage
Electricity
Gas
Water/Sewer

Waste Removal
  Waste Rem. Regular
  Waste Rem. Recycling

Depreciation/Amort. (security system)